PROXY INFORMATION

The enclosed proxy statement discusses important issues affecting your investment in the MFS Global Governments Fund. To make voting faster and more convenient for you, we're offering the options of voting on the internet, by fax, or by telephone instead of completing and mailing the enclosed proxy card. All three methods are generally available 24 hours a day. If you vote via the internet or by telephone, your vote will be confirmed and posted immediately. If you choose to vote via the internet, by fax, or by phone, do not mail the proxy card.

However you choose to vote, it is important that you vote to save the expense of additional solicitations.
WAYS TO VOTE:

    TO VOTE ON THE INTERNET
    1. Read the proxy statement.
    2. Go to WWW.PROXYVOTE.COM or the "Proxy voting" link on WWW.MFS.COM.
    3. Enter the 12-digit control number on your proxy card.
    4. Follow the instructions on the site.

                                        TO VOTE BY FAX
                                        1. Read the proxy statement.
                                        2. Complete and sign the proxy card.
                                        3. Fax the completed proxy card
                                           toll-free to 1-800-733-1885.

    TO VOTE BY TELEPHONE
    1. Read the proxy statement.
    2. Call toll-free 1-800-690-6903.
    3. Enter the 12-digit control number
       on your proxy card.
    4. Follow the recorded instructions.

YOUR VOTE IS IMPORTANT TO US, PLEASE VOTE NOW.

QUESTIONS:
Shareholder Communications Corporation (SCC), a professional proxy solicitation firm, has been selected to assist shareholders in the voting process. If we have not received your proxy card as the date of the meeting approaches, SCC may call you to remind you to exercise your right to vote.

If you have any questions, please call SCC toll-free at 1-800-645-4519 any business day between 9 a.m. and 11 p.m. Eastern time.

                                [logo] M F S(R)
                             INVESTMENT MANAGEMENT

                            MFS Investment Management
              500 Boylston Street, Boston, Massachusetts 02116-3741
                                  617 954 5000

                                                   June 1, 2001

Dear Shareholder:

    I am writing to ask for your vote on an important matter that will affect your investment in MFS(R) Global Governments Fund (the "Global Governments Fund"). While you are, of course, welcome to join us at the Global Governments Fund's meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card or by voting by telephone or over the internet.

    You may be aware that MFS offers a wide array of funds designed to meet the investment needs of investors. MFS offers a fund which is very similar to the Global Governments Fund called MFS(R) Strategic Income Fund (the "Strategic Income Fund"). The Strategic Income Fund's main investment objective is to provide high current income by investing in fixed income securities. Its secondary objective is to provide significant capital appreciation. In addition to having a similar investment objective, the Strategic Income Fund has similar investment strategies and policies, yet has enhanced investment flexibility, lower operating expenses and is approximately three times as large as the Global Governments Fund.

    After careful consideration, the Global Governments Fund's Trustees have unanimously agreed that a tax free reorganization of the Global Governments Fund into the Strategic Income Fund will offer you a similar investment objective and strategy with enhanced investment flexibility and lower operating expenses. For this reason, your Trustees recommend that you vote FOR the proposed transaction, by signing and returning the enclosed proxy card or by following the instructions on the proxy card to vote via telephone or over the internet. This proposed reorganization is detailed in the enclosed Prospectus/Proxy Statement. For your convenience, a summary of the transaction in question and answer format is included in the beginning of the Prospectus/Proxy Statement.
I suggest you read both thoroughly before voting.

                         YOUR VOTE MAKES A DIFFERENCE

    No matter what size your investment may be, your vote is critical. I urge you to review the enclosed materials and to complete, sign and return the enclosed proxy ballot to us immediately. Your prompt response will help avoid the need for additional mailings at the Global Governments Fund's expense. For your convenience, we have provided a postage-paid envelope.

    If you have any questions or need additional information, please contact your investment professional or call your Customer Service Representative at 1-800-225-2606, Monday through Friday between 8:00 A.M. and 8:00 P.M. Eastern Time. I thank you for your prompt vote on this matter.

                                        Sincerely,

                                        JEFFREY L. SHAMES

                                        Jeffrey L. Shames
                                        Chairman and President

                        We invented the mutual fund(R)

                           MFS GLOBAL GOVERNMENTS FUND
                        A SERIES OF MFS SERIES TRUST VII
               500 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116

                 NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD JULY 23, 2001

A Special Meeting of Shareholders of MFS Global Governments Fund, a series of MFS Series Trust VII, a Massachusetts business trust, will be held at the offices of the Fund, 500 Boylston Street, 24th Floor, Boston, Massachusetts, on Monday, July 23, 2001, at 10 a.m. for the following purposes:

    ITEM 1. To consider and act upon a proposal to approve an Agreement and Plan of Reorganization (the "Agreement") between MFS Series Trust VII, a Massachusetts business trust, on behalf of MFS Global Governments Fund (the "Global Governments Fund"), and MFS Series Trust VIII, on behalf of MFS Strategic Income Fund (the "Strategic Income Fund"), providing for the transfer of all of the assets of the Global Governments Fund to the Strategic Income Fund in exchange solely for shares of beneficial interest of the Strategic Income Fund and the assumption by the Strategic Income Fund of the liabilities of the Global Governments Fund, the distribution of the Strategic Income Fund shares to the shareholders of the Global Governments Fund in liquidation of the Global Governments Fund and the termination of the Global Governments Fund.

    ITEM 2. To transact such other business as may properly come before the meeting and any adjournments thereof.

                 YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU
                           VOTE IN FAVOR OF ITEM 1.

Only shareholders of record on May 31, 2001 will be entitled to vote at the Meeting.

                                        By order of the Board of Trustees,
                                        Stephen E. Cavan, Secretary

June 1, 2001

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP IN AVOIDING THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE.

                          PROSPECTUS/PROXY STATEMENT

                                 JUNE 1, 2001

                         ACQUISITION OF THE ASSETS OF

                         MFS GLOBAL GOVERNMENTS FUND
                          A SERIES OF MFS TRUST VII

                             500 BOYLSTON STREET
                         BOSTON, MASSACHUSETTS 02116
                                (617) 954-5000

                       BY AND IN EXCHANGE FOR SHARES OF

                          MFS STRATEGIC INCOME FUND
                          A SERIES OF MFS TRUST VIII

                             500 BOYLSTON STREET
                         BOSTON, MASSACHUSETTS 02116
                                (617) 954-5000

                            *    *    *    *    *

This document will give you the information you need to vote on the proposed reorganization. Much of the information is required under rules of the Securities and Exchange Commission (the "SEC"); some is technical. If there is anything you don't understand, please contact us at our toll-free number, 1-800-225-2606, or call your financial advisor.

    This Prospectus/Proxy Statement relates to the proposed reorganization of MFS Global Governments Fund (the "Global Governments Fund") into MFS Strategic Income Fund (the "Strategic Income Fund"). As a result of the proposed transaction, each Class A, Class B, Class C and Class I shareholder of the Global Governments Fund will receive a number of full and fractional Class A, Class B, Class C and Class I shares, respectively, of the Strategic Income Fund equal in value at the date of the exchange to the total value of the shareholder's Global Governments Fund shares. Like the Global Governments Fund, the Strategic Income Fund is in the family of funds managed by Massachusetts Financial Services Company ("MFS") and is a registered open-end management investment company (mutual fund). The Strategic Income Fund and the Global Governments Fund are collectively referred to herein as the "Funds," and each is referred to individually as a "Fund."

    This Prospectus/Proxy Statement explains concisely what you should know before voting on the proposed reorganization or investing in the Strategic Income Fund. Please read it and keep it for future reference. This Prospectus/ Proxy Statement is accompanied by (i) the Prospectus, dated March 1, 2001, of the Strategic Income Fund (the "Strategic Income Fund Prospectus") and (ii) the Report of Independent Accountants and financial statements included in the Strategic Income Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2000. The Strategic Income Fund Prospectus and the Strategic Income Fund's Annual Report are incorporated into this Prospectus/Proxy Statement by reference.

    The following documents have been filed with the Securities and Exchange Commission and are also incorporated into this Prospectus/Proxy Statement by reference:

        (i) the Prospectus, dated April 1, 2001, of the Global Governments
    Fund;

        (ii) the Statement of Additional Information of the Global Governments Fund, dated April 1, 2001;

        (iii) the Statement of Additional Information of the Strategic Income Fund, dated March 1, 2001;

        (iv) the Report of Independent Accountants and financial statements included in the Global Governments Fund's Annual Report to Shareholders for the fiscal year ended November 30, 2000;

        (v) a Statement of Additional Information, dated June 1, 2001, relating to the proposed reorganization.

    For a Free Copy of Any of the Above, Please Contact Us at our Toll-Free
Number
(1-800-225-2606).

    Proxy materials, registration statements and other information filed by the Funds can be inspected and copied at the Public Reference Room maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates. You may also access reports and other information about the Funds on the Commission's Internet site at http://www.sec.gov.

    The securities offered by the accompanying Prospectus/Proxy Statement have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of such Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

                            *    *    *    *    *

                              TABLE OF CONTENTS
                                                                          PAGE

Synopsis ................................................................    3
Risk Factors ............................................................   11
General .................................................................   14
Proposal Regarding Approval or Disapproval of Reorganization and
  Related Agreement and Plan of Reorganization ..........................   14
Background and Reasons for the Proposed Reorganization ..................   15
Information about the Reorganization ....................................   16
Voting Information ......................................................   21
Agreement and Plan of Reorganization ....................................  A-1
Enclosures
  Prospectus of the MFS Strategic Income Fund, dated March 1, 2001
  Annual Report of the MFS Strategic Income Fund, dated October 31, 2000

                                   SYNOPSIS

    The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed reorganization between funds. These responses are qualified in their entirety by the remainder of the Prospectus/Proxy Statement, which contains additional information and further details regarding the proposed reorganization.

1. WHAT IS BEING PROPOSED?
    The Trustees of the Funds are recommending that shareholders of the Global Governments Fund approve the reorganization of the Global Governments Fund into the Strategic Income Fund. If approved by shareholders, all of the assets of the Global Governments Fund will be transferred to the Strategic Income Fund in exchange for shares of the Strategic Income Fund with a value equal to those assets net of liabilities and for the assumption by the Strategic Income Fund of all of the liabilities of the Global Governments Fund. Immediately following the transfer, the Strategic Income Fund shares received by the Global Governments Fund will be distributed to its shareholders, pro rata.

2. WHAT WILL HAPPEN TO MY SHARES OF THE GLOBAL GOVERNMENTS FUND AS A RESULT OF THE REORGANIZATION?
    Your shares of the Global Governments Fund will, in effect, be exchanged on a tax-free basis for shares of the Strategic Income Fund with an equal total net asset value.

3. WHY ARE THE TRUSTEES PROPOSING THIS REORGANIZATION?
    The Trustees believe that the reorganization is in the best interest of each Fund's shareholders. Over the course of the past few years, the advent of the European Monetary Union (the "EMU") has created convergence in European interest rates and a new common currency in Europe, which has led to fewer investment opportunities for the Global Governments Fund and in the international government bond asset class generally. This has led to decreased investor interest and diminishment in size of the Global Governments Fund. The Strategic Income Fund, however, has grown in size in recent years. Thus, the reorganization gives you the opportunity to become shareholders in a larger and growing fund, and, as described in more detail below, in a fund with lower expenses, increased investment flexibility and a better long-term performance record. The reorganization offers Strategic Income Fund shareholders the opportunity to increase the size of their Fund, thus providing the potential for lower expenses from economies of scale.

4. WHAT ARE THE BENEFITS OF MERGING THE GLOBAL GOVERNMENTS FUND INTO THE STRATEGIC INCOME FUND?
    As discussed in more detail below, the two Funds have similar investment strategies and policies, but the Strategic Income Fund has a more flexible investment mandate than your Fund. The Trustees believe that combining the two similar Funds should result in economies of scale leading to lower operating expenses than are incurred by your Fund.

    As shown in the Annual Fund Operating Expenses table on page 7, if the reorganization had taken place at the beginning of the Strategic Income Fund's most recently completed fiscal year, annual expense ratios for the Strategic Income Fund for the twelve months ended October 31, 2000 are projected to have been 0.93% for Class A shareholders (compared to 1.38% for your Fund); 1.58% for both Class B and Class C shareholders (compared to 2.13% for each such class for your Fund); and 0.58% for Class I shareholders (compared to 1.13% for your
Fund). Lower expenses should help keep more of your money invested, which often helps bolster an investment's total return over time. In addition, although past performance is not a guarantee of future performance, the Strategic Income Fund outperformed the Global Governments Fund for seven of the last ten years as shown in detail on page 10.

5. HOW DO THE INVESTMENT GOALS, POLICIES AND RESTRICTIONS OF THE TWO FUNDS COMPARE?
    The investment goals and policies of the two Funds are similar. The Global Governments Fund's objective is to provide income and capital appreciation. The Strategic Income Fund's main investment objective is to provide high current income by investing in fixed income securities. Its secondary objective is to provide significant capital appreciation.

    Both Funds seek to achieve their goals by investing their assets in fixed income securities which may include:

o   U.S. government securities

o foreign government securities (debt securities issued or guaranteed by foreign governments, by certain foreign government agencies or by various instrumentalities established or sponsored by foreign governments, as well as Brady Bonds)

o   corporate bonds of U.S. and foreign issuers

o   mortgage-backed and asset-backed securities

    Each Fund also invests in similar types of derivative securities. Each Fund is a non-diversified fund, meaning that it can concentrate its assets in a small number of issuers.

    A notable difference between the Funds is that the Global Governments Fund seeks its goal by investing, under normal market conditions at least 65% of its assets in U.S. government and foreign government securities, whereas the Strategic Income Fund seeks its goal by investing, under normal market conditions, at least 65% of its total assets in fixed income securities, including the categories listed in the bullet points above. Depending upon the allocation of the Strategic Income Fund among these categories of fixed income securities, it may invest more of its assets in corporate bonds and mortgage-backed and asset-backed securities rather than the government securities in which the Global Governments Fund primarily invests. Under normal market conditions, the Global Governments Fund invests in at least three different countries, one of which may be the United States. The Strategic Income Fund has no similar geographical requirements.

    With respect to other differences between the two Funds, the Strategic Income Fund can invest in equity securities but the Global Governments Fund cannot. The Global Governments Fund can invest in excess of 25% of its assets in issuers located in a single country or a limited number of countries, and can invest up to 100% of its net assets in foreign securities, including securities issued by emerging market governments and corporations. The Strategic Income Fund can invest up to 50% of its net assets in foreign securities including emerging markets. While both Funds can invest in bonds rated below investment grade (i.e., "junk bonds"), the Global Governments Fund can invest up to 35% of its net assets in junk bonds but the Strategic Income Fund can invest up to 100% of net assets in junk bonds.

    In addition to the Funds' principal investment strategies referred to above, the Funds may engage in a number of other investment techniques and practices. The table below summarizes both the principal and non-principal investment techniques and practices which the Funds can employ. The risks associated with the principal investment techniques and practices of the Funds are described below. Both principal and non-principal investment techniques and practices are described, together with their risks, in each Fund's Statement of Additional Information.

INVESTMENT TECHNIQUES/PRACTICES

SYMBOLS         x PERMITTED         -- NOT PERMITTED
-------------------------------------------------------------------------------------------------------------------------
                                                                                    STRATEGIC                GLOBAL
                                                                                   INCOME FUND          GOVERNMENTS FUND
Debt Securities
  Asset-Backed Securities
    Collateralized Mortgage Obligations and Multiclass
      Pass-Through Securities ................................................          x                       x
    Corporate Asset-Backed Securities ........................................          x                       x
    Mortgage Pass-Through Securities .........................................          x                       x
    Stripped Mortgage-Backed Securities ......................................          x                       x
  Corporate Securities .......................................................          x                       x
  Loans and Other Direct Indebtedness ........................................          x                       x
  Lower Rated Bonds ..........................................................          x                       x
  Municipal Bonds ............................................................          x                       x
  Speculative Bonds ..........................................................          x                       x
  U.S. Government Securities .................................................          x                       x
  Variable and Floating Rate Obligations .....................................          x                       x
  Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds ...................          x                       x
Equity Securities ............................................................          x                      --
Foreign Securities Exposure
  Brady Bonds ................................................................          x                       x
  Depositary Receipts ........................................................          x                       x
  Dollar-Denominated Foreign Debt Securities .................................          x                       x
  Emerging Markets ...........................................................          x                       x
  Foreign Securities .........................................................          x                       x
Forward Contracts ............................................................          x                       x
Futures Contracts ............................................................          x                       x
Indexed Securities/Structured Products .......................................          x                       x
Inverse Floating Rate Obligations ............................................          x                       x
Investment in Other Investment Companies
  Open-End Funds .............................................................          x                      --*
  Closed-End Funds ...........................................................          x                       x
Lending of Portfolio Securities ..............................................          x                       x
Leveraging Transactions
  Bank Borrowings ............................................................         --*                     --
  Mortgage "Dollar-Roll" Transactions ........................................          x**                     x**
  Reverse Repurchase Agreements ..............................................         --*                     --*
Options
  Options on Foreign Currencies ..............................................          x                       x
  Options on Futures Contracts ...............................................          x                       x
  Options on Securities ......................................................          x                       x
  Options on Stock Indices ...................................................          x                       x
  Reset Options ..............................................................          x                       x
  "Yield Curve" Options ......................................................          x                       x
Repurchase Agreements ........................................................          x                       x
Restricted Securities ........................................................          x                       x
Short Sales ..................................................................         --*                     --*
Short Sales Against the Box ..................................................          x                       x
Short Term Instruments .......................................................          x                       x
Swaps and Related Derivative Instruments .....................................          x                       x
Temporary Borrowings .........................................................          x                       x
Temporary Defensive Positions ................................................          x                       x
Warrants .....................................................................          x                       x
"When-Issued" Securities .....................................................          x                       x
------------
 * May only be changed with shareholder approval.
** The Fund will only enter into "covered" mortgage dollar-roll transactions, meaning that the Fund segregates liquid securities equal in value to the securities it will repurchase and does not use these transactions as a form of leverage.

6. HOW DO THE MANAGEMENT FEES AND OTHER EXPENSES OF THE TWO FUNDS COMPARE, AND WHAT ARE THEY ESTIMATED TO BE FOLLOWING THE REORGANIZATION?
    As shown in the Annual Fund Operating Expenses table below, in the year ended October 31, 2000 the Strategic Income Fund paid a management fee of 0.50% of the Fund's average daily net assets, after waivers, that is, and after giving effect to the reorganization would remain, 33% lower based on average net assets than that of the Global Governments Fund, which pays a management fee of 0.75% annually of the Fund's average daily net assets. Also as shown in the table below, in addition to lower advisory fees, the Strategic Income Fund's "other expenses" were, and after giving effect to the reorganization would remain, 78.95% lower (after considering the Strategic Income Fund's 0.08% expense limitation) than the Global Governments Fund's "other expenses" for the twelve months ended October 31, 2000. The pro forma post-reorganization net total operating expenses of the Strategic Income Fund are 32% lower for Class A shares, 25% lower for Class B and Class C shares, and 48% lower for Class I shares than those of your Fund for the twelve month period ended October 31, 2000.

    The sales charges are the same for both Funds; however no initial sales charge will be charged to shareholders in connection with the reorganization of the Funds. In addition, the maximum amounts payable under the distribution plans, adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, are the same for both Funds. However, as indicated in the tables below, the Class A distribution fee of the Global Governments Fund is currently not being imposed.

    The following tables summarize the maximum fees and expenses you may pay when investing in the Funds, expenses that each of the Funds incurred in the 12 months ending October 31, 2000 and pro-forma expenses of the Strategic Income Fund after giving effect to the reorganization.

                                                           CLASS A       CLASS B      CLASS C    CLASS I
                                                            SHARES        SHARES      SHARES      SHARES
                                                            ------        ------      ------      ------
Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on
  Purchases (as a percentage of offering price)

    Global Governments Fund ...........................     4.75%          None        None        None

    Strategic Income Fund .............................     4.75%+         None        None        None

Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price or redemption proceeds, whichever is lower)

    Global Governments Fund ...........................     None**       4.00%***      1.00%       None

    Strategic Income Fund .............................     None**       4.00%***      1.00%       None
----------
  + No sales charge would be paid on shares of the Strategic Income Fund issued in connection with this proposed reorganization.
 ** A deferred sales charge of up to 1.00% is assessed on certain redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more or as part of a purchase through certain retirement plans.
*** 4.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter.

                                               ANNUAL FUND OPERATING EXPENSES
                                         (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                                             FEE WAIVER
                                                                                               AND/OR
                    MANAGEMENT      DISTRIBUTION       OTHER        TOTAL ANNUAL FUND          EXPENSE           NET
                       FEES         (12B-1) FEES      EXPENSES      OPERATING EXPENSES      REIMBURSEMENT     EXPENSES
                    ----------      ------------      --------      ------------------      -------------     --------
GLOBAL GOVERNMENTS FUND
  Class A ......     0.75%            0.25%(1)        0.38%              1.38%                0.00%           1.38%
  Class B ......     0.75%            1.00%           0.38%              2.13%                0.00%           2.13%
  Class C ......     0.75%            1.00%           0.38%              2.13%                0.00%           2.13%
  Class I ......     0.75%            0.00%           0.38%              1.13%                0.00%           1.13%

STRATEGIC INCOME FUND
  Class A ......      1.16%           0.35%          0.27%                1.78%               0.85%(3)          0.93%
  Class B ......      1.16%           1.00%          0.27%                2.43%               0.85%(3)          1.58%
  Class C ......      1.16%           1.00%           0.27%               2.43%               0.85%(3)          1.58%
  Class I ......      1.16%           0.00%           0.27%               1.43%               0.85%(3)          0.58%

STRATEGIC INCOME FUND
  (PRO FORMA COMBINED)(2)
  Class A ......      1.16%           0.35%            0.25%              1.76%               0.83%(3)          0.93%
  Class B ......      1.16%           1.00%            0.25%              2.41%               0.83%(3)          1.58%
  Class C ......      1.16%           1.00%            0.25%              2.41%               0.83%(3)          1.58%
  Class I ......      1.16%           0.00%            0.25%              1.41%               0.83%(3)          0.58%
----------
(1) Class A shares may pay distribution and service fees up to 0.35% (a 0.10% distribution fee and a 0.25% service fee.) The Class A service fee equal to 0.25% is currently being paid. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Fund may determine.
(2) Assumes that the reorganization occurred on November 1, 1999.
(3) MFS has contractually agreed to reduce the management fee to a maximum of 0.50% annually of the average daily net assets of the Fund, and to bear the Fund's expenses such that "Other Expenses" do not exceed 0.08% annually. These contractual fee arrangements will remain in effect until at least March 1, 2002, absent an earlier change approved by the Fund's Board of Trustees.

The tables are provided to help you understand the expenses of investing in the Funds, including pro forma expenses of the Strategic Income Fund after giving effect to the reorganization, and your share of the operating expenses that each Fund incurs. The expenses shown in the table do not reflect the application of credits related to expense offset arrangements that reduce certain Fund expenses.

EXAMPLES
    These examples translate the expense percentages shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and then, except as shown for Class B and Class C shares, redeem all your shares at the end of these periods. They also assume a 5% return on your investment each year and that a Fund's operating expenses remain the same, except that a Fund's total operating expenses are assumed to be the Fund's "Net Expenses" for the first year and the Fund's "Total Annual Fund Operating Expenses" for subsequent years (see the table above). The examples are hypothetical; your actual costs and returns may be higher or lower.

                                                              1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                              ------     -------     -------     --------
GLOBAL GOVERNMENTS FUND
  Class A ................................................     $609        $891       $1,194      $2,054
  Class B+ ...............................................     $616        $967       $1,344      $2,271*
  Class B+ (no redemption) ...............................     $216        $667       $1,144      $2,271*
  Class C ................................................     $316        $667       $1,144      $2,462
  Class C (no redemption) ................................     $216        $667       $1,144      $2,462
  Class I ................................................     $115        $359       $  622      $1,375

STRATEGIC INCOME FUND
  Class A ................................................     $565        $930       $1,318      $2,403
  Class B ................................................     $561        $976       $1,419      $2,540*
  Class B (no redemption) ................................     $161        $676       $1,219      $2,540*
  Class C ................................................     $261        $676       $1,219      $2,702
  Class C (no redemption) ................................     $161        $676       $1,219      $2,702
  Class I ................................................     $ 59        $369       $  701      $1,640

STRATEGIC INCOME FUND
  (PRO FORMA COMBINED)
  Class A ................................................     $565        $926       $1,310      $2,384
  Class B+ ...............................................     $561        $972       $1,411      $2,521*
  Class B+ (no redemption) ...............................     $161        $672       $1,211      $2,521*
  Class C ................................................     $261        $672       $1,211      $2,683
  Class C (no redemption) ................................     $161        $672       $1,211      $2,683
  Class I ................................................     $ 59        $364       $  692      $1,619

* Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after purchase.
+ For purposes of determining the contingent deferred sales charge ("CDSC") applicable to Class B shares received by
  Global Governments Fund shareholders in the reorganization, such shares will be treated as having been acquired as of the dates the corresponding Class B shares of the Global Governments Fund were originally acquired. See
  "Information about the Reorganization - Description of the Reorganization Shares."

7. HOW HAS THE STRATEGIC INCOME FUND PERFORMED?
    As shown in the table below, while the Global Governments Fund modestly outperformed the Strategic Income Fund for the one-year period ended December 31, 2000 and outperformed it for the one-year periods ended December 31, 1998 and 1993, the Strategic Income Fund outperformed your Fund for seven of the last ten years.

                           ANNUAL TOTAL RETURN* (TOTAL INVESTMENT RETURN AT NAV)
                                             CLASS A SHARES
                                                                      YEAR ENDED DECEMBER 31,
                                                                -----------------------------------
                                                     2000         1999         1998         1997         1996
                                                     ----         ----         ----         ----         ----
Strategic Income Fund ...........................    1.01%        6.96%       (0.67)%      10.64%        9.94%
Global Governments Fund .........................    1.38%       (3.50)%       4.14%        0.30%        5.40%

                                                     1995         1994         1993         1992         1991
                                                     ----         ----         ----         ----         ----
Strategic Income Fund ...........................   20.28%       (5.93)%      13.22%        5.27%       24.86%
Global Governments Fund .........................   15.48%       (6.57)%      18.39%        1.35%       13.42%
----------
* The performance information in the table above reflects reinvestment of dividends and other earnings, but does not reflect any applicable sales charges. The total returns for other classes of each Fund would have been lower than the returns of the Class A shares of such Fund because such other classes of shares have higher total annual expense ratios (except with respect to Class I shares which have a lower expense ratio than that of Class A shares).

                    AVERAGE ANNUAL TOTAL RETURNS* AS OF DECEMBER 31, 2000 (LOAD ADJUSTED)
                                             CLASS A SHARES
                                                              1 YEAR       3 YEAR       5 YEAR       10 YEAR
                                                              ------       ------       ------       -------
Strategic Income Fund .....................................   (3.79)%       0.73%        4.45%        7.67%
Global Governments Fund ...................................   (3.43)%      (1.00)%       0.51%        4.18%
----------
* The performance information in the table above reflects reinvestment of dividends and other earnings, and takes into account the deduction of the 4.75% maximum sales charge on Class A shares. The average annual total returns for other classes of each Fund would have been lower than the returns of the Class A shares because such other classes of shares have higher total annual expense ratios (except with respect to Class I shares which have a lower expense ratio than that of Class A shares).

    Of course the Funds' past performance is not an indication of future performance.

    To review the Strategic Income Fund in more detail, please refer to the Strategic Income Fund's prospectus and most recent annual report, both of which are enclosed.

8. WHAT ARE THE DIFFERENCES IN PORTFOLIO TURNOVER RATES OF THE TWO FUNDS? Portfolio turnover is a measure of how frequently a fund trades portfolio securities. Frequent trading of portfolio securities increases transaction costs, which could detract from a Fund's performance. Additionally, active and frequent trading may result in the realization and distribution to a Fund of higher capital gains, which would increase the tax liability for the Fund's shareholders. During its last fiscal year the Global Governments Fund had a portfolio turnover rate of 195% and the Strategic Income Fund's portfolio turnover rate was 127%.

9. WHO MANAGES THE STRATEGIC INCOME FUND?
    James T. Swanson, a Senior Vice President of MFS, manages the Strategic Income Fund and also manages the Global Governments Fund. Mr. Swanson has been employed in the investment management area of MFS since 1985, and has managed the Strategic Income Fund since December 1991 and the Global Governments Fund since October 24, 2000.

10. HOW WILL THE REORGANIZATION HAPPEN?
    If the reorganization is approved, your Global Governments Fund shares will be converted to Strategic Income Fund shares, using the Funds' net asset value share prices, excluding sales charges, as of the close of trading on or about August 3, 2001. This conversion will not affect the total dollar value of your investment.

11. WILL THE REORGANIZATION HAVE TAX CONSEQUENCES?
    Although any taxable dividends and capital gains will be paid prior to the reorganization, the reorganization itself is a non-taxable event for federal income tax purposes and no additional gain or loss will need to be reported on your 2001 federal income tax return.

12. WILL MY DIVIDEND BE AFFECTED BY THE REORGANIZATION?
    After the reorganization you will receive distributions of any net investment income once a month and any net realized capital gains at least once a year. Currently, the Global Governments Fund pays substantially all of its net investment income and net realized capital gains at least annually. Except as described below, your distributions will continue to be either reinvested or paid in cash, according to the option you selected with the Global Governments Fund. Of course, the amount of these distributions will reflect the investment performance of the Strategic Income Fund.

    The Strategic Income Fund will not permit any Global Governments Fund shareholder holding certificates for Global Governments Fund shares at the time of the reorganization to receive cash dividends or other distributions, receive certificates for shares issued in the reorganization (referred to as "Reorganization Shares"), exchange Reorganization Shares for shares of other investment companies managed by MFS, or pledge or redeem Reorganization Shares until such certificates for Global Governments Fund shares have been surrendered, or, in the case of lost certificates, until an adequate surety bond has been posted.

    If a shareholder is not for that reason permitted to receive cash dividends or other distributions on Reorganization Shares, the Strategic Income Fund will pay all such dividends and distributions in additional shares, notwithstanding any election the shareholder may have made previously to receive dividends and distributions on Global Governments Fund shares in cash.

13. DO THE PROCEDURES FOR PURCHASING, REDEEMING AND EXCHANGING SHARES OF THE TWO FUNDS DIFFER?
    No. The procedures for purchasing and redeeming shares of each Fund, and for exchanging shares of each Fund for shares of other MFS funds, are identical.

    Both Funds currently offer Class A, B, C and I shares. Shares of both Funds may be purchased through investment dealers that have sales agreements with MFS Fund Distributors, Inc. ("MFD") at prices based on net asset value, plus varying sales charges, depending on the class and number of shares purchased. Class I shares are only available to certain institutional investors. Reinvestment of distributions by the Funds are made at net asset value for all classes of shares.

    Shares of each Fund may be redeemed any day the New York Stock Exchange is open at their net asset value next determined after receipt by the Fund of a properly completed redemption request either directly by a Fund or through an investment dealer. In addition, Global Governments Fund shareholders will benefit from the free checkwriting privileges offered by the Strategic Income Fund which are not available through the Global Governments Fund. You may redeem Class A or Class C shares by writing checks against your Strategic Income Fund account for amounts of at least $500, subject to some limitations.

    Shares of both Funds may be exchanged for shares of the same class of certain other MFS funds.

14. HOW WILL I BE NOTIFIED OF THE OUTCOME OF THE REORGANIZATION?
    If the proposed reorganization is approved by shareholders, you will receive confirmation after the reorganization is completed, indicating your new account number, the number of shares you are receiving and the procedures for surrendering your certificates if you have any. If the reorganization is not approved, shareholders will be notified, and the results of the meeting will be provided in the next annual report of the Global Governments Fund.

15. WILL THE NUMBER OF SHARES I OWN CHANGE?
    Yes, but the total value of the shares of the Strategic Income Fund you receive will equal the total value of the shares of the Global Governments Fund that you hold at the time of the reorganization. Even though the net asset value per share of each Fund is different, the total value of a shareholder's holdings will not change as a result of the reorganization.

                                 RISK FACTORS

    WHAT ARE THE PRINCIPAL RISK FACTORS ASSOCIATED WITH AN INVESTMENT IN THE STRATEGIC INCOME FUND, AND HOW DO THEY COMPARE WITH THOSE FOR THE GLOBAL GOVERNMENTS FUND?

    Because the Funds share similar goals and policies, the risks of an investment in the Strategic Income Fund are similar to the risks of an investment in the Global Governments Fund. A more detailed description of certain risks associated with an investment in each Fund is contained in each Fund's Prospectus. Each Fund is principally subject to the risks described below:

o Allocation Risk: Each Fund will allocate its investments among various segments of the fixed income markets based upon judgments made by MFS as the Funds' investment adviser. The Funds could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

o Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the Funds' portfolios will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Funds' portfolios will generally rise.

o Maturity Risk: Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the Funds' fixed income investments will affect the volatility of the Funds' share prices.

o Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

o Liquidity Risk: The fixed income securities purchased by the Funds may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the Funds' performance.

o   Junk Bond Risk:

    > Higher Credit Risk: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

    > Higher Liquidity Risk: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

        The Strategic Income Fund may be subject to a higher degree of junk bond risk since it is permitted to invest up to 100% of its net assets in junk bonds.

o   Mortgage-Backed and Asset-Backed Securities:

    >   Maturity Risk:

          + Mortgage-Backed Securities: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

          * When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the Funds' mortgage-backed securities will result in an unforeseen loss of interest income to the Funds as the Funds may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the price of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

          * When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

          + Collateralized Mortgage Obligations: The Funds may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the Funds may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

          + Asset-Backed Securities: Asset-backed securities have prepayment risks similar to mortgage-backed securities.

    > Credit Risk: As with any fixed income security, mortgage-backed and asset-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. The U.S. government or its agencies may guarantee the payment of principal and interest on some mortgage-backed securities. Mortgage- backed securities and asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.

o   Derivatives Risk:

    > Hedging Risk: When a derivative is used as a hedge against an opposite position that the Funds also hold, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    > Correlation Risk: When the Funds use derivatives to hedge, they take the risk that changes in the value of the derivative will not match those of the asset being hedged. Incomplete correlation can result in unanticipated losses.

    > Investment Risk: When the Funds use derivatives as an investment vehicle to gain market exposure, rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment. The Funds are therefore directly exposed to the risks of that derivative. Gains or losses from derivative investments may be substantially greater than the derivative's original cost.

    > Availability Risk: Derivatives may not be available to the Funds upon acceptable terms. As a result, the Funds may be unable to use derivatives for hedging or other purposes.

    > Credit Risk: When the Funds use certain types of derivatives, they are subject to the risk that the other party to the agreement will not be able to perform.

o Foreign Securities Risk: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. The Global Governments Fund may be subject to a higher degree of foreign securities risk, but may also benefit more from overall gains in foreign markets, since it is permitted to invest up to 100% of its net assets in foreign securities:

    > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

    > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

    > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

    >   Foreign markets may be less liquid and more volatile than U.S. markets.

    > Foreign securities often trade in currencies other than the U.S. dollar, and the Funds may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect each Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Funds to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the Funds' foreign currency holdings. By entering into forward foreign currency exchange contracts, the Funds may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the Funds may sustain losses which will reduce their gross income. Forward foreign currency exchange contracts involve the risk that the party with which the Funds enter the contract may fail to perform its obligations to the Funds.

o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened by investing in emerging markets countries.

o Active or Frequent Trading Risk: The Funds have engaged and may engage in active and frequent trading to achieve their principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to funds with less active trading policies, which would increase your tax liability. Frequent trading also increases transaction costs, which could detract from the Funds' performance.

o Non-Diversified Status Risk: Because each Fund may invest a higher percentage of its assets in a small number of issuers, each Fund is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

o Concentration Risk: Unlike the Strategic Income Fund, because the Global Governments Fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries, economic, political and social conditions in these countries will have a significant impact on its investment performance.

o   As with any mutual fund, you could lose money on your investment in a Fund.

    An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

    Other investments. In addition to the Funds' main investment strategies of investing in U.S. and foreign government securities and corporate bonds, mortgage and asset-backed securities and derivatives, each Fund may also buy and sell the other types of investments indicated by the comparative chart on page 6 above. The risks associated with the principal investment techniques and practices used by the Funds are summarized above. The non-principal investment techniques which the Funds are permitted to engage in are described, together with their risks, in each Fund's Statement of Additional Information.

    Among other non-principal investment techniques, the Strategic Income Fund may devote up to 30% of its net assets to the lending of portfolio securities, while the Global Governments Fund may only devote up to 25% of its net assets to the lending of portfolio securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower of the securities fail financially. Please see the Strategic Income Fund's Statement of Additional Information for a further description of the risks of lending portfolio securities.

    Both the Global Governments Fund and the Strategic Income Fund have certain fundamental policies which may not be changed without shareholder approval. In general, the Global Governments Fund's fundamental policies are more restrictive than those of the Strategic Income Fund.

    Under a fundamental policy, the Strategic Income Fund may borrow money representing up to 1/3 of its assets, although it may not purchase securities while borrowings exceed 5% of the Fund's gross assets. By contrast, the Global Governments Fund may not borrow amounts in excess of 10% of its gross assets. Borrowing money creates risks and expenses for a Fund and may make the Fund's net asset value more volatile. The interest and other costs of borrowing may reduce the Fund's return. The Fund also could be forced to sell securities at inopportune times to repay loans.

    In addition, the Global Governments Fund may not, as a fundamental policy, purchase securities issued by an open-end investment company, purchase securities issued by a closed-end investment company (with limited exceptions), or purchase or sell any put or call option or any combination thereof, provided that the Fund may write or purchase puts, calls or combinations thereof with respect to securities, futures contracts and foreign currencies (along with certain other exceptions).

    The Global Governments Fund is also subject to certain fundamental policies which were once required by state regulation but are no longer required by applicable law. The Global Governments Fund may not: (1) invest for the purpose of exercising control or management, (2) invest more than 5% of its assets in companies which, including predecessors, have a record of less than three years' continuous operation, or (3) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or securityholders is an officer or Trustee of the Fund, or is a partner, officer, Director, or Trustee of the adviser or sub-adviser, to the extent ownership by such persons in the issuer exceeds a certain level. The Strategic Income Fund has greater flexibility because it is not subject to these types of fundamental policies. This greater flexibility may benefit the Strategic Income Fund; for example, the Fund may invest for the purpose of exercising control or management when it may be advantageous for the Fund. However, this flexibility may also subject the Fund to special risks; for example, investments in newly formed companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies.

    Please see the Statement of Additional Information for further details about the fundamental policies of the Strategic Income Fund. The risks of borrowing money (referred to as leverage) and of investing in other investment companies and various types of options are discussed in further detail in the Statement of Additional Information of the Strategic Income Fund. To the extent these investments are a principal strategy of the Strategic Income Fund, they are discussed in the Prospectus of the Strategic Income Fund.

                                   GENERAL

    This Prospectus/Proxy Statement is furnished in connection with the proposed reorganization of the Global Governments Fund into the Strategic Income Fund and the solicitation of proxies by and on behalf of the Trustees of the Global Governments Fund for use at the Meeting of Shareholders. The Meeting is to be held on Monday, July 23, 2001 at 10 a.m. at 500 Boylston Street, 24th floor, Boston, Massachusetts. The Notice of the Meeting, the combined Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about June 7, 2001.

    Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Global Governments Fund's Secretary at the principal office of the Global Governments Fund, 500 Boylston Street, Boston, Massachusetts 02116) or in person at the Meeting, by executing a superseding proxy, or by submitting a notice of revocation to the Global Governments Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the proposal (set forth in Proposal 1 of the Notice of Meeting) to implement the reorganization of the Global Governments Fund by the transfer of all of its assets to the Strategic Income Fund in exchange for the Reorganization Shares and the assumption by the Strategic Income Fund of all of the liabilities of the Global Governments Fund.

    As of May 31, 2001, there were _____ shares of beneficial interest of the Global Governments Fund outstanding. Only shareholders of record on May 31, 2001 will be entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

    The Trustees of the Global Governments Fund know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trusts' intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

         PROPOSAL REGARDING APPROVAL OR DISAPPROVAL OF REORGANIZATION TRANSACTION AND RELATED AGREEMENT AND PLAN OF REORGANIZATION

    The shareholders of the Global Governments Fund are being asked to approve or disapprove a reorganization between the Global Governments Fund and the Strategic Income Fund pursuant to an Agreement and Plan of Reorganization between the Funds, dated as of April 26, 2001 (the "Agreement"), a copy of which is attached to this Prospectus/Proxy Statement as Exhibit A.

    The reorganization is structured as a transfer of all of the assets of the Global Governments Fund to the Strategic Income Fund in exchange for the assumption by the Strategic Income Fund of all of the liabilities of the Global Governments Fund and for that number of the Class A, Class B, Class C and Class I Reorganization Shares, equal in total net asset value to the net value of assets transferred to the Strategic Income Fund, all as more fully described below under "Information about the Reorganization."

    After receipt of the Reorganization Shares, the Global Governments Fund will distribute the Class A Reorganization Shares to its Class A shareholders, the Class B Reorganization Shares to its Class B shareholders, the Class C Reorganization Shares to its Class C shareholders, and the Class I Reorganization Shares to its Class I shareholders, in proportion to their existing shareholdings in complete liquidation of the Global Governments Fund, and the legal existence of the Global Governments Fund as a separate series of MFS Series Trust VII, a Massachusetts business trust, under Massachusetts law will be terminated. Each shareholder of the Global Governments Fund will receive a number of full and fractional Class A, Class B, Class C or Class I Reorganization Shares equal in value at the date of the exchange to the aggregate value of the shareholder's Global Governments Fund shares of the same class.

    Prior to the date of the transfer (the "Exchange Date"), the Global Governments Fund will declare and pay a distribution to shareholders which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized gains, if any, through the Exchange Date (as defined under "Information about the Reorganization").

    The Trustees of the Global Governments Fund have voted unanimously to approve the proposed transaction and to recommend that shareholders also approve the transaction. The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of the holders of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Global Governments Fund. The reorganization does not require the approval of the shareholders of the Strategic Income Fund.

    In the event that this proposal is not approved by the shareholders of the Global Governments Fund, you will continue to own your Global Governments Fund shares and the Global Governments Fund will continue to be managed as a separate fund in accordance with its current investment objectives and policies, and the Trustees may consider such alternatives as may be in the best interests of its shareholders.

            BACKGROUND AND REASONS FOR THE PROPOSED REORGANIZATION

    The Board of Trustees of each Fund, including all Trustees who are not "interested persons" of the Funds, have determined that the reorganization would be in the best interests of each Fund's shareholders, and that the interests of existing shareholders of each of the Funds would not be diluted as a result of effecting the reorganization. The Trustees have unanimously approved the proposed reorganization and have recommended its approval by shareholders. The Strategic Income Fund and the Global Governments Fund have separate Boards of Trustees.

    The proposal is the result of a review by the Funds' investment manager, Massachusetts Financial Services Company ("MFS"), of the global fixed income markets. As discussed above, while not identical, the Strategic Income Fund and the Global Governments Fund have substantially similar investment policies, each investing a significant portion of their assets in foreign and domestic government and agency securities, corporate bonds, mortgage-backed and asset-backed securities, and derivative securities.

    In light of the similarity of the Funds, MFS advised the Board of Trustees of each Fund that combining the Funds would be in the best interests of shareholders of both Funds. The Board of Trustees of the Global Governments Fund believes that the proposed reorganization will be advantageous to the Fund's shareholders for several reasons and considered the following matters, among others, in unanimously approving the proposal:

    1. The proposed reorganization offers Global Governments Fund shareholders the opportunity to move their assets, on a tax-free basis, into a substantially similar fund, but with broader investment flexibility, lower expenses and a better long-term performance record;

    2. The advent of the European Monetary Union (the "EMU") has created convergence in European interest rates and a new common currency in Europe, which has led to fewer investment opportunities for the Global Governments Fund and in the international government bond asset class generally. Having reviewed the compatability of the investment objectives and policies of each Fund, the Board concluded that the reorganization would allow Global Governments Fund shareholders to continue to invest for income and capital appreciation in a substantially similar fund, but one with increased investment flexibility;

    3. The Strategic Income Fund has a lower effective management fee after waivers than the Global Governments Fund, and, in addition, the combined Fund offers economies of scale that are expected to lead to lower operating expenses than those of the Global Governments Fund (see "Synopsis, Question 6" for a discussion of expenses);

    4. The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes, pursuant to which no gain or loss will be recognized by the Global Governments Fund or its shareholders for federal income tax purposes as a result of transactions included in the reorganization; and

    5. The Board also took into consideration that, although past performance is not a guarantee of future performance, the Strategic Income Fund has a better long-term performance record than the Global Governments Fund.

    The Board of Trustees of the Strategic Income Fund considered that the reorganization presents an opportunity for the Strategic Income Fund to acquire investment assets without the need to pay brokerage commissions or other transaction costs that are normally associated with the purchase of securities. The Trustees also considered the expenses that the Strategic Income Fund would incur as a result of the reorganization were reasonable in relation to the benefits the Strategic Income Fund would realize as a result of the transaction. The Trustees believe that the Strategic Income Fund shareholders could, over time, also benefit from improved diversification and potentially lower expenses (see "Synopsis, question 6" for a discussion of expenses) as a result of the reorganization.

    The Boards of Trustees of both Funds also considered that MFS could benefit from the reorganization. For example, MFS might realize timesavings from a consolidated portfolio management effort and from the need to prepare fewer reports and regulatory filings as well as prospectus disclosure for one fund instead of two. The Trustees believe, however, that these savings will not amount to a significant economic benefit to MFS and in any event, will not offset the management fee revenue loss resulting to MFS from the reorganization.

    Based on their review and MFS' advice, the Board of Trustees of each Fund have unanimously approved the proposal.

    Exchange without recognition of gain or loss for federal income tax purposes. If a Global Governments Fund shareholder were to redeem his or her shares to invest in another fund, like the Strategic Income Fund, gain or loss would be recognized by that shareholder for federal income tax purposes. Also, if the Global Governments Fund were liquidated or were reorganized in a taxable reorganization, the transaction would likely result in a taxable event for its shareholders. By contrast, the proposed reorganization will permit the Global Governments Fund's shareholders to exchange their investment for an investment in the Strategic Income Fund without recognition of gain or loss for federal income tax purposes. After the reorganization, shareholders will be free to redeem any or all of the Strategic Income Fund shares at net asset value at any time, at which point a taxable gain or loss would be recognized.

                     INFORMATION ABOUT THE REORGANIZATION

    Agreement and Plan of Reorganization. The proposed reorganization will be governed by an Agreement and Plan of Reorganization. The Agreement provides that the Strategic Income Fund will acquire all of the assets of the Global Governments Fund in exchange for the assumption by the Strategic Income Fund of all of the liabilities of the Global Governments Fund and for the issuance of Class A, Class B, Class C and Class I Reorganization Shares equal in value to the value of the transferred assets net of assumed liabilities. The shares will be issued on the next full business day (the "Exchange Date") following the time as of which the Funds' shares are valued for determining net asset value for the reorganization (4:00 p.m. Boston time on August 3, 2001 or such other date as may be agreed upon by the parties). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement, which is attached as Exhibit A to this Prospectus/Proxy Statement.

    The Global Governments Fund will sell all of its assets to the Strategic Income Fund, and in exchange, the Strategic Income Fund will assume all of the liabilities of the Global Governments Fund and deliver to the Global Governments Fund (i) a number of full and fractional Class A Reorganization Shares having an aggregate net asset value equal to the value of assets of the Global Governments Fund attributable to its Class A shares, less the value of the liabilities of the Global Governments Fund assumed by the Strategic Income Fund attributable to such Class A shares; (ii) a number of full and fractional Class B Reorganization Shares having a net asset value equal to the value of assets of the Global Governments Fund attributable to its Class B shares, less the value of the liabilities of the Global Governments Fund assumed by the Strategic Income Fund attributable to such Class B shares; (iii) a number of full and fractional Class C Reorganization Shares having a net asset value equal to the value of assets of the Global Governments Fund attributable to its Class C shares, less the value of the liabilities of the Global Governments Fund assumed by the Strategic Income Fund attributable to such Class C shares; (iv) a number of full and fractional Class I Reorganization Shares having a net asset value equal to the value of assets of the Global Governments Fund attributable to its Class I shares, less the value of the liabilities of the Global Governments Fund assumed by the Strategic Income Fund attributable to such Class I Shares.

    Immediately following the Exchange Date, the Global Governments Fund will distribute pro rata to its shareholders of record as of the close of business on the Exchange Date the full and fractional Reorganization Shares received by the Global Governments Fund, with Class A Reorganization Shares being distributed to holders of Class A shares of the Global Governments Fund, Class B Reorganization Shares being distributed to holders of Class B shares of the Global Governments Fund, Class C Reorganization Shares being distributed to holders of Class C shares of the Global Governments Fund, and Class I Reorganization Shares being distributed to holders of Class I shares of the Global Governments Fund. As a result of the proposed transaction, each holder of Class A, Class B, Class C and Class I shares of the Global Governments Fund will receive a number of Class A, Class B, Class C and Class I Reorganization Shares equal in aggregate value at the Exchange Date to the value of the Class A, Class B, Class C and Class I shares, respectively, of the Global Governments Fund held by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of the Strategic Income Fund in the name of such Global Governments Fund shareholders, each account representing the respective number of full and fractional Class A, Class B, Class C and Class I Reorganization Shares due such shareholder. New certificates for Reorganization Shares will be issued only upon written request.

    The Trustees of each Fund have determined that the interests of each Fund's shareholders will not be diluted as a result of the transactions contemplated by the reorganization and that the proposed reorganization is in the best interests of each Fund.

    The consummation of the reorganization is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the reorganization abandoned at any time, before or after approval by the shareholders, prior to the Exchange Date by mutual consent of the Strategic Income Fund and the Global Governments Fund or, if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

    The fees and expenses for the transaction are estimated to be approximately $156,000. Each Fund shall bear its own fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the consummation of the transactions contemplated by the Agreement.

    Description of the Reorganization Shares. Reorganization Shares will be issued to the Global Governments Fund's shareholders in accordance with the procedure under the Agreement as described above. The Reorganization Shares are Class A, Class B, Class C and Class I shares of the Strategic Income Fund. Investors purchasing Class A shares pay a sales charge at the time of purchase, but Global Governments Fund shareholders receiving Class A Reorganization Shares in the reorganization will not pay a sales charge on such shares. Class A shares of the Strategic Income Fund generally are not subject to redemption fees, but such shares are subject to a Rule 12b-1 fee at the annual rate of up to 0.35% of the Fund's average daily net assets attributable to Class A shares. Class B shares of the Strategic Income Fund are sold without a sales charge, but are subject to a CDSC of up to 4% if redeemed within six years of purchase. For purposes of determining the CDSC payable on redemption of Class B Reorganization Shares received by holders of Class B shares of the Global Governments Fund, such shares will be treated as having been acquired as of the dates such shareholders originally acquired their Class B shares of the Global Governments Fund. Class B shares are also subject to a Rule 12b-1 fee at the annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B shares. Class B shares will automatically convert to Class A shares, based on relative net asset value, approximately eight years after purchase. Class C shares of the Strategic Income Fund are sold without a sales charge, but are subject to a CDSC of 1% if redeemed within the first year of purchase. For purposes of determining the CDSC payable on redemption of Class C Reorganization shares received by holders of Class C shares of the Global Governments Fund, such shares will be treated as having been acquired as of the dates such shareholders originally acquired their Class C shares of the Global Governments Fund. Class C shares are also subject to a Rule 12b-1 fee at the annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class C shares. Class I shares, which are only available to certain institutional investors, have no sales charges or Rule 12b-1 fees.

    Each of the Reorganization Shares will be fully paid and nonassessable when issued, will be transferable without restriction, and will have no preemptive or conversion rights, except that Class B Reorganization Shares will have the conversion rights specified above. The Amended and Restated Declaration of Trust (the "Declaration of Trust") of MFS Series Trust VIII, of which the Strategic Income Fund is a series, permits the Fund to divide its shares, without shareholder approval, into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees may determine. The Strategic Income Fund's shares are currently divided into four classes -- Class A, Class B, Class C and Class I shares.

    Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Strategic Income Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Strategic Income Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Strategic Income Fund or its Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Strategic Income Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Strategic Income Fund would be unable to meet its obligations. The likelihood of such circumstances is remote. The shareholders of the Global Governments Fund are currently subject to this same risk of shareholder liability.

    Federal Income Tax Consequences. As a condition to each Fund's obligation to consummate the reorganization, the Global Governments Fund and the Strategic Income Fund will receive an opinion from Bingham Dana LLP, counsel to the Funds (which opinion will be based on certain factual representations and subject to certain qualifications), substantially to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations, rulings, and interpretations thereof, all as in force as of the date of the opinion, for federal income tax purposes:

        (a) The acquisition by the Strategic Income Fund of all of the assets of the Global Governments Fund, solely in exchange for Reorganization Shares and the assumption by the Strategic Income Fund of the liabilities of the Global Governments Fund followed by the distribution by the Global Governments Fund of the Reorganization Shares in complete liquidation to the shareholders of the Global Governments Fund in exchange for their Global Governments Fund shares of beneficial interest will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Global Governments Fund and the Strategic Income Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

        (b) No gain or loss will be recognized by the Global Governments Fund upon the transfer of all of its assets to the Strategic Income Fund solely in exchange for Reorganization Shares and the assumption by the Strategic Income Fund of the liabilities of the Global Governments Fund or upon the distribution to the Global Governments Fund shareholders of such Reorganization Shares pursuant to the Agreement;

        (c) No gain or loss will be recognized by the Strategic Income Fund upon the receipt of the assets of the Global Governments Fund solely in exchange for Reorganization Shares and the assumption by the Strategic Income Fund of the liabilities of the Global Governments Fund;

        (d) The basis of the assets of the Global Governments Fund acquired by the Strategic Income Fund will be, in each instance, the same as the basis of those assets in the hands of the Global Governments Fund immediately prior to the transfer;

        (e) The holding period of the assets of the Global Governments Fund in the hands of the Strategic Income Fund will include, in each instance, the holding period of such assets in the hands of the Global Governments Fund;

        (f) The shareholders of the Global Governments Fund will not recognize gain or loss upon the exchange of all of their Global Governments Fund shares of beneficial interest solely for Reorganization Shares as part of the transaction;

        (g) The basis of the Reorganization Shares to be received by each Global Governments Fund shareholder will be, in the aggregate, the same as the basis, in the aggregate, of the Global Governments Fund shares of beneficial interest surrendered by such shareholder in exchange therefor; and

        (h) The holding period of the Reorganization Shares to be received by each Global Governments Fund shareholder will include, in each instance, the holding period of the Global Governments Fund shares of beneficial interest surrendered by such shareholder in exchange therefor, provided the Global Governments Fund shares were held by such shareholder as capital assets on the date of the exchange.

    Additional Tax Considerations. As of November 30, 2000, the Global Governments Fund had capital loss carryovers of approximately $24,594,409 which expire as follows: November 30, 2006 -- $8,420,466; November 30, 2007 -- $11,846,347; and November 30, 2008 -- $4,327,596. Capital loss carryovers are used to reduce the amount of realized capital gains that a Fund is required to distribute to its shareholders in order to avoid paying taxes on undistributed capital gain.

    If the reorganization occurs, the Strategic Income Fund's ability to use the Global Governments Fund's capital loss carryovers to offset future realized capital gains will be subject to limitations that may, in certain circumstances, result in the expiration of a portion of these carryovers before they can be used.

    Capitalization. The following table shows the capitalization of the Funds as of October 31, 2000, and on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:

                                                                                             GLOBAL              PRO FORMA
                                                                       STRATEGIC           GOVERNMENTS           COMBINED
(UNAUDITED)                                                           INCOME FUND             FUND                 FUND*
-----------                                                           -----------             ----                 -----
Net assets (000's omitted)
    Class A ....................................................      $111,790,577          $71,517,813         $183,308,391
    Class B ....................................................       137,013,327           28,070,104          165,083,431
    Class C ....................................................        37,955,972            2,743,105           40,699,077
    Class I ....................................................         7,542,386            1,382,402            8,924,788

Shares outstanding (000's omitted)
    Class A ....................................................        16,754,239            7,819,551           27,482,517*
    Class B ....................................................        20,737,225            3,120,881           24,974,800*
    Class C ....................................................         5,762,498              302,705            6,175,884*
    Class I ....................................................         1,129,130              151,184            1,336,046*

Net asset value per share
    Class A ....................................................         $6.67                $9.15                $6.67
    Class B ....................................................          6.61                 8.99                 6.61
    Class C ....................................................          6.59                 9.06                 6.59
    Class I ....................................................          6.68                 9.14                 6.68
----------
*   If the Reorganization had taken place on October 31, 2000, the Global Governments Fund would have received 10,728,278,
    4,237,575, 413,386 and 206,916 Class A, B, C and I shares, respectively, of the Strategic Income Fund, which would be available for distribution to its shareholders. No assurances can be given as to the number of Reorganization Shares the
    Global Governments Fund will receive on the Closing Date. The foregoing is merely an example of what the Global
    Governments Fund would have received and distributed had the reorganization been consummated on October 31, 2000, and should not be relied upon to reflect the amount that will actually be received on or after the Closing Date.

    Unaudited pro forma combined financial statements of the Funds as of October 31, 2000 and for the twelve month period then ended are included in the Statement of Additional Information relating to the proposed reorganization. Because the Agreement provides that the Strategic Income Fund will be the surviving Fund following the reorganization and because the Strategic Income Fund's investment objectives and policies will remain unchanged, the pro forma combined financial statements reflect the transfer of the assets and liabilities of the Global Governments Fund to the Strategic Income Fund as contemplated by the Agreement.

    THE TRUSTEES OF THE GLOBAL GOVERNMENTS FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT.

                              VOTING INFORMATION

    The Strategic Income Fund will not permit any Global Governments Fund shareholder holding certificates for Global Governments Fund shares at the time of the reorganization to receive cash dividends or other distributions, receive certificates for shares issued in the merger ("Reorganization Shares"), exchange Reorganization Shares for shares of other investment companies managed by MFS, or pledge or redeem Reorganization Shares until such certificates for Global Governments Fund shares have been surrendered, or, in the case of lost certificates, an adequate surety bond has been posted.

    Required Vote. Proxies are being solicited from the Global Governments Fund's shareholders by its Trustees for the Special Meeting of Shareholders to be held on Monday, July 23, 2001 at 10:00 a.m. (the "Meeting"), at 500 Boylston St., 24th floor, Boston, Massachusetts, or at such later time made necessary by adjournment. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, FOR approval of the Agreement and Plan of Reorganization. The transactions contemplated by the Agreement and Plan of Reorganization will be consummated only if approved by the affirmative vote of a "majority of the outstanding voting securities" of the Global Governments Fund entitled to vote. Under the Investment Company Act of 1940, as amended, the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities.

    Record Date, Quorum and Method of Tabulation. Shareholders of record of the Global Governments Fund at the close of business on May 31, 2001 (the "record date") will be entitled to vote at the Meeting or any adjournment thereof. The holders of a majority of the shares of the Global Governments Fund outstanding at the close of business on the record date present in person or represented by proxy will constitute a quorum for the Meeting. Shareholders are entitled to one vote for each share held, with fractional shares voting proportionally.

    Votes cast by proxy or in person at the meeting will be counted by persons appointed by the Global Governments Fund as the vote tabulator for the Meeting. The vote tabulator will count the total number of votes cast "for" approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The vote tabulator will count shares represented by proxies that are marked with an abstention or that reflect "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Thus, abstentions and broker non-votes have the effect of a negative vote on the proposal.

    As of May 31, 2001, the officers and Trustees of the Global Governments Fund as a group beneficially owned less than 1% of the outstanding shares of the Global Governments Fund. To the best of the knowledge of the Global Governments Fund, the following shareholders owned of record or beneficially 5% or more of the following classes of the Global Governments Fund's outstanding shares:

CLASS             SHAREHOLDER NAME AND ADDRESS              PERCENTAGE OWNED

                                                                          %

    The votes of the shareholders of the Strategic Income Fund are not being solicited, because their approval or consent is not necessary for this transaction. As of May 31, 2001, the officers and Trustees of the Strategic Income Fund as a group beneficially owned less than 1% of the outstanding shares of the Strategic Income Fund. To the best of the knowledge of the Strategic Income Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of the Strategic Income
Fund:

CLASS             SHAREHOLDER NAME AND ADDRESS              PERCENTAGE OWNED

                                                                          %

    Solicitation of Proxies. In addition to soliciting proxies by mail, the Trustees and employees of MFS, MFS Fund Distributors Inc. and MFS Service Center, Inc. may solicit proxies in person or by telephone. In addition, the Global Governments Fund has retained at its own expense Shareholder Communications Corporation to aid in the solicitation of instructions for nominee and registered accounts for a fee of $22,000, plus reasonable out-of-pocket expenses for proxy solicitation services. The Global Governments Fund may also arrange to have votes recorded by telephone. The telephonic voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Shareholders may be called at the phone number MFS has in its records for their accounts, and would be asked for their Social Security numbers or other identifying information. The shareholders would then be given an opportunity to authorize their proxies to vote their shares in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A toll-free number will be available in the event the information in the confirmation is incorrect.

    Depending on how you own your shares you may also be able to vote by signing and faxing the completed proxy card toll-free to the fax number included on your proxy card.

    Shareholders have the opportunity to vote via the Internet by utilizing a program provided through ADP Investor Communication Services ("ADP"). The giving of such a proxy will not affect your right to vote in person should you decide to attend the Meeting. To vote via the Internet, you will need the 12- digit "control" number that appears with your proxy materials. To vote via the Internet, please access ADP on the World Wide Web at www.proxyvote.com, or click on the "proxy voting" link on the MFS website at www.mfs.com. The Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.

    Persons holding shares as nominees will upon request be reimbursed for their reasonable expenses in soliciting instructions from their principals.

    Revocation of Proxies. Proxies, including proxies given by telephone, facsimile or via the internet may be revoked at any time before they are voted, by a written revocation received by the Secretary of the Global Governments Fund, by properly executing a later-dated proxy or by attending the Meeting and voting in person.

    Shareholder Proposals. The Global Governments Fund does not hold annual shareholder meetings. If the reorganization is not approved, any shareholder who wishes to submit a proposal to be considered by the Fund's shareholders at the next meeting of shareholders should send the proposal to Global Governments Fund, c/o Stephen E. Cavan, Secretary, at 500 Boylston Street, 24th Floor, Boston, Massachusetts 02116, so as to be received within a reasonable time before the Board of Trustees of Global Governments Fund makes the solicitation relating to such meeting. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Global Governments Fund's proxy materials. Including shareholder proposals in proxy materials is subject to limitations under federal securities laws.

    Adjournment. If sufficent votes in favor of the proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. The Global Governments Fund pays the costs of any additional solicitation and of any adjourned session.

                                MISCELLANEOUS

INDEPENDENT ACCOUNTANTS
    The audited financial statements of the Global Governments Fund and the Strategic Income Fund for the fiscal periods ended November 30, 2000 and October 31, 2000, respectively, included in the Statements of Additional Information, have been audited by Ernst & Young LLP, independent accountants, whose reports thereon are included in the respective Statements of Additional Information and in the Annual Reports to Shareholders for the fiscal years ended November 30, 2000 and October 31, 2000, respectively. The financial statements audited by Ernst & Young LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

AVAILABLE INFORMATION
    The Global Governments Fund and the Strategic Income Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, and in accordance with these laws, they each file reports, proxy material and other information with the Commission. Such reports, proxy material and other information can be inspected and copied at the Public Reference Room maintained by the Commission at 450 Fifth Street, N.W., Washington D.C. 20549 and 7 World Trade Center, New York, NY 10048. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates, or at the Commission's website (http://www.sec.gov).

OTHER BUSINESS
    Management of Global Governments Fund knows of no business other than the matters specified above which will be presented at the Meeting. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.

              IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES Please
    advise the Global Governments Fund, in care of MFS Service Center,
Inc., 2 Avenue de Lafayette, Boston, MA 02111-1738, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

June 1, 2001

MFS GLOBAL GOVERNMENTS FUND, a series of
MFS SERIES TRUST VII
500 Boylston Street
Boston, MA 02116

                                                                     EXHIBIT A

                     AGREEMENT AND PLAN OF REORGANIZATION

    THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this 26th day of April, 2001, by and between MFS Series Trust VII, a Massachusetts business trust ("Trust VII"), on behalf of MFS Global Governments Fund, a series thereof (the "Acquired Fund"), and MFS Series Trust VIII, a Massachusetts business trust ("Trust VIII"), on behalf of MFS Strategic Income Fund, a series thereof (the "Surviving Fund"), each with its principal place of business at 500 Boylston Street, Boston, Massachusetts 02116.

    This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of (i) the transfer of all of the assets of the Acquired Fund to the Surviving Fund in exchange solely for the assumption by the Surviving Fund of the liabilities of the Acquired Fund and the issuance to the Acquired Fund of shares of beneficial interest of the Surviving Fund (the "Reorganization Shares"), (ii) the distribution of the Reorganization Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided herein, and
(iii) the termination of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

    All representations, warranties, covenants and obligations of the Surviving Fund and the Acquired Fund contained herein shall be deemed to be representations, warranties, covenants and obligations of Trust VIII and Trust VII, respectively, acting on behalf of the Surviving Fund and the Acquired Fund, respectively, and all rights and benefits created hereunder in favor of the Surviving Fund and the Acquired Fund shall inure to Trust VIII and Trust VII, respectively, and shall be enforceable by Trust VIII and Trust VII, respectively, acting on behalf of the Surviving Fund and the Acquired Fund, respectively.

    In consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE REORGANIZATION SHARES AND LIQUIDATION OF THE ACQUIRED FUND
    1.1 The Acquired Fund will transfer all of its assets (consisting, without limitation, of portfolio securities and instruments, dividend and interest receivables, cash and other assets) as set forth in the statement of assets and liabilities as of the Valuation Date (as defined in paragraph 1.4 hereof) delivered by Trust VII to Trust VIII pursuant to paragraph 7.2 hereof (the "Statement of Assets and Liabilities") to the Surviving Fund, free and clear of all liens and encumbrances, except as otherwise provided herein, in exchange for
(a) the assumption by the Surviving Fund of all of the liabilities of the Acquired Fund as set forth in the Statement of Assets and Liabilities and (b) the issuance and delivery by the Surviving Fund to the Acquired Fund, for distribution in accordance with paragraph 1.4 hereof pro rata to the Acquired Fund shareholders as of the close of business on the Valuation Date, of a number of the Reorganization Shares having an aggregate net asset value equal to the value of the assets, less the liabilities (herein referred to as the "net value of the assets"), of the Acquired Fund so transferred, assigned and delivered, all determined as provided in paragraph 2 and as of a date and time as specified therein. Such transactions shall take place at the closing provided for in paragraph 3.1 hereof (the "Closing"). All computations for the Acquired Fund shall be provided by State Street Bank and Trust Company (the "Custodian"), as custodian and pricing agent for the Acquired Fund, and all computations for the Surviving Fund shall be provided by the Custodian, as custodian and pricing agent for the Surviving Fund. The determinations of the Custodian shall be conclusive and binding on all parties in interest.

    1.2 The Acquired Fund has provided the Surviving Fund with a list of the current securities holdings of the Acquired Fund as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities.

    1.3 Except to the extent that another party has agreed to bear certain expenses in connection with the transactions contemplated by this Agreement, Trust VIII and Trust VII shall each bear its own expenses in connection with the transactions contemplated by this Agreement.

    1.4 On or as soon after the closing date established in paragraph 3.1 hereof (the "Closing Date") as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to shareholders of record ("Acquired Fund shareholders"), determined as of the close of business on the last business day preceding the Closing Date (the "Valuation Date"), the Reorganization Shares received by the Acquired Fund pursuant to paragraph 1.1 in actual or constructive exchange for the shares of the Acquired Fund held by the Acquired Fund shareholders. Such liquidation and distribution will be accomplished by the transfer of the Reorganization Shares then credited to the account of the Acquired Fund on the books of the Surviving Fund, to open accounts on the share records of the Surviving Fund in the names of the Acquired Fund shareholders and representing the respective pro rata number of the Reorganization Shares due such shareholders. The Surviving Fund will not issue share certificates representing the Reorganization Shares in connection with such exchange, except in connection with pledges and assignments and in certain other limited circumstances.

    1.5 Acquired Fund shareholders holding certificates representing their ownership of shares of beneficial interest of the Acquired Fund shall surrender such certificates or deliver an affidavit with respect to lost certificates, in such form and accompanied by such surety bonds as the Acquired Fund may require (collectively, an "Affidavit"), to the Acquired Fund prior to the Closing Date. Any Acquired Fund certificate which remains outstanding on the Closing Date shall be deemed to be cancelled, shall no longer evidence ownership of shares of beneficial interest of the Acquired Fund and shall not evidence ownership of the Reorganization Shares. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered, dividends and other distributions payable by the Surviving Fund subsequent to the Closing Date with respect to the Reorganization Shares allocable to the holders of such certificate(s) shall be paid to the holder of such certificate(s), but such shareholder may not redeem or transfer the Reorganization Shares received in the Reorganization.

    1.6 Any transfer taxes payable upon issuance of the Reorganization Shares in a name other than the registered holder of the Reorganization Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Reorganization Shares are to be issued and transferred.

    1.7 The Acquired Fund shall be terminated promptly following the Liquidation Date.

2. VALUATION
    2.1 The net asset value of the Reorganization Shares and the net value of the assets of the Acquired Fund to be transferred shall in each case be determined as of the close of business on the Valuation Date. The net asset value of the Reorganization Shares shall be computed by the Custodian in the manner set forth in Trust VIII's Amended and Restated Declaration of Trust ("Trust VIII's Declaration of Trust") or By-laws and the Surviving Fund's then current prospectus and statement of additional information and shall be computed to not less than two decimal places. The net value of the assets of the Acquired Fund to be transferred shall be computed by the Custodian by calculating the value of the assets transferred by the Acquired Fund as of the close of business on the Valuation Date and by subtracting therefrom the amount of the liabilities of the Surviving Fund as of the close of business on the Valuation Date, said assets and liabilities to be valued in the manner set forth in Trust VII's Amended and Restated Declaration of Trust ("Trust VII's Declaration of Trust") or By-laws and the Acquired Fund's then current prospectus and statement of additional information.

    2.2 The number of Reorganization Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined by dividing the net value of the Acquired Fund assets by the net asset value per Reorganization Share, both as determined in accordance with paragraph 2.1.

    2.3 All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Surviving Fund and the Acquired Fund, as applicable.

3. CLOSING AND CLOSING DATE
    3.1 The Closing Date shall be as soon as practicable after the reorganization described above is approved by shareholders of the Acquired Fund, but in no event later than September 30, 2001. The Closing shall be held at 8:00 a.m., Boston time, at the offices of the Surviving Fund, 500 Boylston Street, Boston, Massachusetts 02116, or at such other time and/or place as the parties may agree.

    3.2 Portfolio securities shall be delivered by the Acquired Fund to the Custodian for the account of the Surviving Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency, certified or official bank check or federal fund wire, payable to the order of "State Street Bank and Trust Company, Custodian for the MFS Strategic Income Fund" or in the name of any successor organization.

    3.3 In the event that on the proposed Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or
(b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the net value of the assets of the Surviving Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored on or before September 30, 2001, this Agreement may be terminated by the Surviving Fund or the Acquired Fund upon the giving of written notice to the other party.

    3.4 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each such shareholder, all as of the close of business on the Valuation Date (the "Shareholder List"). The Surviving Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Reorganization Shares to be credited on the Liquidation Date, or provide evidence satisfactory to the Acquired Fund that such Reorganization Shares have been credited to the Acquired Fund's account on the books of the Surviving Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4. REPRESENTATIONS AND WARRANTIES
    4.1 Trust VII and the Acquired Fund represent and warrant to Trust VIII and the Surviving Fund as follows:

        (a) Trust VII is a business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Acquired Fund, to carry out the Agreement. Neither Trust VII nor the Acquired Fund is required to qualify to do business in any other jurisdiction. The Agreement has been duly authorized by Trust VII, subject to the approval of the shareholders of the Acquired Fund. Trust VII has all necessary federal, state and local authorizations to own all of the properties and assets of Trust VII and to carry on its business as now being conducted;

        (b) Trust VII is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect;

        (c) Trust VII is not, and the execution, delivery and performance of this Agreement by Trust VII will not result, in violation of any provision of the Declaration of Trust or By-Laws of Trust VII or of any agreement, indenture, instrument, contract, lease or other undertaking to which Trust VII is a party or by which Trust VII or the Acquired Fund is bound;

        (d) Trust VII has no material contracts or other commitments (other than this Agreement) which will not be terminated without liability to the Acquired Fund at or prior to the Closing Date;

        (e) Except as otherwise disclosed in writing to and accepted by the Surviving Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened as to the Acquired Fund or any of its properties or assets. Trust VII knows of no facts which might form the basis for the institution of such proceedings, and Trust VII is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

        (f) The statement of assets and liabilities, including the schedule of portfolio investments, of the Acquired Fund as of November 30, 2000 and the related statement of operations for the year ended November 30, 2000, and the statement of changes in net assets for the years ended November 30, 2000 and November 30, 1999 (copies of which have been furnished to the Surviving
    Fund) have been audited by Ernst & Young LLP, independent accountants, and present fairly in all material respects the financial position of the Acquired Fund as of November 30, 2000 and the results of its operations and changes in net assets for the respective stated periods in accordance with generally accepted accounting principles consistently applied, and there are no known actual or contingent liabilities of the Acquired Fund as of the respective dates thereof not disclosed therein;

        (g) Since November 30, 2000, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Surviving Fund. For the purposes of this subparagraph (g), a decline in net asset value per share of beneficial interest of the Acquired Fund as a result of losses upon the disposition of investments or from changes in the value of investments held by the Acquired Fund, or a distribution or a payment of dividends shall not constitute a material adverse change;

        (h) At the date hereof and at the Closing Date, all federal, state and other tax returns and reports, including information returns and payee statements, of the Acquired Fund required by law to have been filed or furnished by such dates shall have been filed or furnished, and all federal, state and other taxes, interest and penalties shall have been paid so far as due, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns or reports;

        (i) The Acquired Fund has elected to be treated as a regulated investment company for federal tax purposes, has qualified as such for each taxable year of its operation ended prior to the Closing Date and intends to qualify as such for its taxable year ending on the Closing Date;

        (j) The authorized capital of Trust VII consists of an unlimited number of shares of beneficial interest, no par value, divided into two series and, with respect to the Acquired Fund, into four classes at the date hereof. All issued and outstanding shares of beneficial interest attributable to the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable. All of the issued and outstanding shares of beneficial interest attributable to the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the Shareholder List. Trust VII does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of beneficial interest attributable to the Acquired Fund, nor is there outstanding any security convertible into any shares of beneficial interest attributable to the Acquired Fund;

        (k) Except as previously disclosed to the Surviving Fund, at the Closing Date Trust VII will have good and marketable title to the assets attributable to the Acquired Fund to be transferred to the Surviving Fund pursuant to paragraph 1.1, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery and payment for such assets, the Surviving Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act");

        (l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Trust VII (with the exception of the approval of this Agreement by Acquired Fund shareholders holding at least a majority of the outstanding voting securities (as defined by the 1940 Act) of the Acquired Fund), and this Agreement constitutes a valid and binding obligation of Trust VII enforceable in accordance with its terms, subject to the approval of the Acquired Fund shareholders;

        (m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply fully with federal securities and other laws and regulations thereunder applicable thereto;

        (n) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.7 (other than written information furnished by the Surviving Fund for inclusion therein, as covered by the Surviving Fund's warranty in paragraph 4.2(n)), on the effective date of the Registration Statement, on the date of the meeting of the Acquired Fund shareholders and on the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

        (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust VII and the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act, and such as may be required under state securities laws;

        (p) All of the issued and outstanding shares of beneficial interest of Trust VII attributable to the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Surviving Fund; and

        (q) The current prospectus and statement of additional information of the Acquired Fund, each dated April 1, 2001 as supplemented and updated from time to time (the "Acquired Fund Prospectus"), will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder on the date of the Proxy Statement, on the date of the meeting of Acquired Fund shareholders and on the Closing Date and will not on such dates include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

    4.2 Trust VIII and the Surviving Fund represent and warrant to Trust VII and the Acquired Fund as follows:

        (a) Trust VIII is a business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry out the Agreement. Neither Trust VIII nor the Surviving Fund is required to qualify to do business in any other jurisdiction. The Agreement has been duly authorized by Trust VIII. Trust VIII has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted;

        (b) Trust VIII is a duly registered investment company classified as a management company of the open-end type and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

        (c) The current prospectus and statement of additional information of the Surviving Fund, each dated March 1, 2001, as supplemented and updated from time to time (the "Surviving Fund Prospectus"), and the Registration Statement referred to in paragraph 5.7 (other than written information furnished by the Acquired Fund for inclusion therein as covered by the Acquired Fund's warranty in paragraph 4.1(m)) will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder on the date of the Proxy Statement, on the date of the meeting of the Acquired Fund shareholders and on the Closing Date and will not on such dates include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

        (d) At the Closing Date, Trust VIII, will have good and marketable title to the assets of the Surviving Fund;

        (e) Trust VIII is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provisions of its Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Trust VIII is a party or by which Trust VIII or the Surviving Fund is bound;

        (f) No material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against Trust VIII or any of its properties or assets, except as previously disclosed in writing to the Acquired Fund. Trust VIII knows of no facts which might form the basis for the institution of such proceedings, and Trust VIII is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transaction herein contemplated;

        (g) The statements of assets and liabilities, including the schedule of portfolio investments, of the Surviving Fund as of October 31, 2000, and the related statement of operations for the year then ended, and the statement of changes in net assets for the years ended October 31, 2000 and October 31, 1999 (copies of which have been furnished to the Acquired Fund) have been audited by Ernst & Young LLP, independent auditors, and present fairly in all material respects the financial position of the Surviving Fund as of October 31, 2000 and the results of its operations and changes in net assets for the respective stated periods in accordance with generally accepted accounting principles consistently applied and there are no known actual or contingent liabilities of the Surviving Fund as of the respective dates thereof not disclosed therein;

        (h) Since October 31, 2000, there has not been any material adverse change in the Surviving Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business or any incurrence by the Surviving Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to the Acquired Fund. For the purposes of this subparagraph (h), a decline in net asset value per share of beneficial interest of the Surviving Fund resulting from losses upon the disposition of investments or from changes in the value of investments held by the Surviving Fund, or a distribution or a payment of dividends, shall not constitute a material adverse change;

        (i) The Surviving Fund has elected to be treated as a regulated investment company for federal tax purposes, has qualified as such for each taxable year of its operation ended prior to the Closing Date, and intends to qualify as such for its taxable year that includes the Closing Date;

        (j) At the date hereof and at the Closing Date, all federal, state and other tax returns and reports, including information returns and payee statements, of the Surviving Fund required by law to have been filed or furnished by such dates shall have been filed or furnished, and all federal, state and other taxes, interest and penalties shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Surviving Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns or reports;

        (k) The authorized capital of Trust VIII consists of an unlimited number of shares of beneficial interest, no par value, divided into two series and, with respect to the Surviving Fund, into four classes, at the date hereof. All issued and outstanding shares of beneficial interest attributable to the Surviving Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by Trust VIII. Trust VIII does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of beneficial interest attributable to the Surviving Fund, nor is there outstanding any security convertible into any shares of beneficial interest attributable to the Surviving Fund;

        (l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Trust VIII, and this Agreement constitutes a valid and binding obligation of Trust VIII enforceable in accordance with its terms;

        (m) The Reorganization Shares to be issued and delivered to Trust VII pursuant to the terms of this Agreement will have been duly authorized at the Closing Date, and when so issued and delivered, will be duly and validly issued Surviving Fund shares and will be fully paid and nonassessable by Trust VIII;

        (n) The information to be furnished by the Surviving Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply fully with federal securities and other laws and regulations applicable thereto;

        (o) Trust VIII agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations and the operations of the Surviving Fund after the Closing Date;

        (p) All of Trust VIII's issued and outstanding shares of beneficial interest attributable to the Surviving Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquired Fund; and

        (q) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Trust VIII of the transactions contemplated by the Agreement, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws.

5. COVENANTS
    5.1 The Acquired Fund and the Surviving Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

    5.2 Trust VII will call a meeting of shareholders of the Acquired Fund (the "Meeting") to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

    5.3 Trust VII covenants that the Reorganization Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

    5.4 Trust VII will provide such information as Trust VIII reasonably requests concerning the ownership of the Acquired Fund's shares of beneficial interest, including the information specified in paragraph 3.4.

    5.5 Subject to the provisions of this Agreement, Trust VII and Trust VIII each will take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

    5.6 Trust VII shall furnish to Trust VIII on the Closing Date the Statement of Assets and Liabilities of the Acquired Fund as of the Valuation Date, which statement shall be prepared in accordance with generally accepted accounting principles consistently applied and shall be certified by Trust VII's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 60 days after the Closing Date, Trust VII or its designee shall furnish to Trust VIII, in such form as is reasonably satisfactory to Trust VIII, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that the Surviving Fund will succeed to and take into account as a result of Section 381 of the Code.

    5.7 Trust VIII will prepare and file with the Securities and Exchange Commission a Registration Statement on Form N-14 (the "Registration Statement"), in compliance with the 1933 Act and the 1940 Act, in connection with the issuance of the Reorganization Shares as contemplated herein.

    5.8 Trust VIII will prepare a Proxy Statement, to be included in the Registration Statement in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder (collectively, the "Acts") in connection with the Meeting of the Acquired Fund shareholders to consider approval of this Agreement.

    Trust VII agrees to provide Trust VIII with information applicable to Trust VII and the Acquired Fund required under the Acts for inclusion in the Proxy Statement.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF TRUST VII
    The obligations of Trust VII to consummate the transactions provided for herein shall be, at its election, subject to the performance by Trust VIII of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

    6.1 All representations and warranties of Trust VIII and the Surviving Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

    6.2 Trust VIII shall have delivered to Trust VII a certificate executed in its name by its President, Vice President, Secretary or its Assistant Secretary and its Treasurer or Assistant Treasurer, in form satisfactory to Trust VII and dated as of the Closing Date, to the effect that the representations and warranties of Trust VIII and the Surviving Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Trust VII shall reasonably request; and

    6.3 Trust VII shall have received on the Closing Date a favorable opinion from James R. Bordewick, Jr., Associate General Counsel and Senior Vice President of Massachusetts Financial Services Company ("MFS"), Trust VIII's investment adviser, dated as of the Closing Date, in a form satisfactory to Trust VII, to the effect that:

        (a) Trust VIII is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as currently conducted, as described in the Registration Statement; (b) the Agreement has been duly authorized, executed and delivered by Trust VIII and, assuming that the Surviving Fund Prospectus contained in the Registration Statement, the Registration Statement, and Proxy Statement comply with the Acts, and assuming the due authorization, execution and delivery of the Agreement by Trust VII, is a valid and binding obligation of Trust VIII enforceable against Trust VIII in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles; (c) the Reorganization Shares to be issued to the Acquired Fund shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and outstanding and fully paid and nonassessable by Trust VIII, and no shareholder of the Surviving Fund has any preemptive right to subscription or purchase in respect thereof pursuant to any federal or Massachusetts law or the Declaration of Trust or By-laws of Trust VIII; (d) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Trust VIII's Declaration of Trust or By-Laws, or any material provision of any agreement (known to such counsel) to which Trust VIII is a party or by which it or the Surviving Fund is bound; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Trust VIII of the transactions contemplated herein, except such as have been obtained under the Acts, and such as may be required under state securities laws; (f) the descriptions in the Registration Statement of statutes, legal and governmental proceedings and contracts and other documents, if any, only insofar as they relate to Trust VIII and the Surviving Fund, are accurate in all material respects; (g) such counsel does not know of any legal or governmental proceedings existing on or before the date of mailing of the Proxy Statement or the Closing Date, only insofar as they relate to Trust VIII or the Surviving Fund, required to be described in the Registration Statement which are not described as required; (h) to the knowledge of such counsel, Trust VIII is a duly registered investment company and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect; and (i) to the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body currently is pending or threatened as to Trust VIII or the Surviving Fund or any of Trust VIII's properties or assets, and Trust VIII is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby. Such opinion shall also state that while such counsel has not verified, and is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, he generally reviewed and discussed certain of such statements with certain officers of Trust VIII and that in the course of such review and discussion no facts came to the attention of such counsel which led him to believe that, on the effective date of the Registration Statement or on the date of the Acquired Fund shareholders' meeting and only insofar as such statements relate to Trust VIII and the Surviving Fund, the Registration Statement contained any statement which, in the light of the circumstances under which it was made, was false or misleading with respect to any material fact or which omitted to state any material fact required to be stated therein or necessary to make the statements therein not false or misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data, or as to the information relating to Trust VII or the Acquired Fund, contained in the Proxy Statement or Registration Statement. Such opinion may also state that such opinion is solely for the benefit of Trust VII, its Board of Trustees and its officers and of the Acquired Fund. Such opinion shall also include such other matters incidental to the transaction contemplated hereby as Trust VII may reasonably request.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF TRUST VIII
    The obligations of Trust VIII to complete the transactions provided for herein shall be, at its election, subject to the performance by Trust VII of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

    7.1 All representations and warranties of Trust VII and the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

    7.2 Trust VII shall have delivered to Trust VIII the Statement of Assets and Liabilities, together with a list of the Acquired Fund's portfolio securities showing the federal income tax bases and holding periods of such securities as of the Closing Date, certified by the Treasurer or Assistant Treasurer of Trust VII;

    7.3 Trust VII shall have delivered to Trust VIII on the Closing Date a certificate executed in its name by its President, Vice President, Secretary or its Assistant Secretary and its Treasurer or Assistant Treasurer, in form and substance satisfactory to Trust VIII and dated as of the Closing Date, to the effect that the representations and warranties of Trust VII in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Trust VIII shall reasonably request;

    7.4 Trust VIII shall have received on the Closing Date a favorable opinion from James R. Bordewick, Jr., Associate General Counsel and Senior Vice President of MFS, Trust VII's investment adviser, dated as of the Closing Date, in a form satisfactory to Trust VIII to the effect that:

        (a) Trust VII is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as currently conducted; (b) the Agreement has been duly authorized, executed and delivered by Trust VII and, assuming that the Surviving Fund Prospectus, the Registration Statement and the Proxy Statement comply with the Acts, and assuming due authorization, execution and delivery of the Agreement by Trust VIII, is a valid and binding obligation of Trust VII enforceable against Trust VII and the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles; (c) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Trust VII's Declaration of Trust or By-Laws, or any material provision of any agreement (known to such counsel) to which Trust VII is a party or by which it or the Acquired Fund is bound; (d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Trust VII of the transactions contemplated herein, except such as have been obtained under the Acts, and such as may be required under state securities laws; (e) the descriptions in the Proxy Statement of statutes, legal and governmental proceedings and contracts and other documents, if any, only insofar as they relate to Trust VII and the Acquired Fund, are accurate in all material respects; (f) such counsel does not know of any legal or governmental proceedings existing on or before the date of mailing the Proxy Statement or the Closing Date, only insofar as they relate to Trust VII or the Acquired Fund, required to be described in the Proxy Statement which are not described as required; (g) to the knowledge of such counsel, Trust VII is a duly registered investment company and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect and (h) to the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened as to Trust VII or any of its properties or assets and Trust VII is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby. Such opinion shall also state that while such counsel has not verified, and is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Proxy Statement, he generally reviewed and discussed certain of such statements with certain officers of Trust VII and that in the course of such review and discussion no facts came to the attention of such counsel which led him to believe that, on the effective date of the Registration Statement or on the date of the Acquired Fund shareholders' meeting and only insofar as such statements relate to Trust VII or the Acquired Fund, the Proxy Statement contained any statement which, in the light of the circumstances under which it was made, was false or misleading with respect to any material fact or which omitted to state any material fact required to be stated therein or necessary to make the statements therein not false or misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data, or as to the information relating to Trust VIII and the Surviving Fund, contained in the Proxy Statement or Registration Statement. Such opinion may also state that such opinion is solely for the benefit of Trust VIII, its Board of Trustees and its officers and of the Surviving Fund. Such opinion shall also include such other matters incident to the transaction contemplated hereby as Trust VIII may reasonably request.

    7.5 Any shares of the Acquired Fund issued in order to provide the initial capital of the Acquired Fund as required by Section 14(a) of the 1940 Act and outstanding as of the date of this Agreement shall have been redeemed and the proceeds of such redemption reduced by the amount of any unamortized organizational expenses allocated to the Acquired Fund prior to the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF TRUST VIII AND TRUST VII The obligations of Trust VII hereunder are, at the option of Trust VIII, and the obligations of Trust VIII hereunder are, at the option of Trust VII, each subject to the further conditions that on or before the Closing Date:

    8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Acquired Fund in accordance with the provisions of Trust VII's Declaration of Trust and By-Laws, and certified copies of the resolutions evidencing such approval shall have been delivered to Trust VIII;

    8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

    8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of such federal or state authorities) deemed necessary by Trust VIII or Trust VII to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Surviving Fund or the Acquired Fund, provided that either Trust VIII or Trust VII may waive any such conditions for itself or for the Surviving Fund or the Acquired Fund, respectively;

    8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

    8.5 The Acquired Fund shall have distributed to its shareholders all of the excess of (i) its investment income excludable from gross income under Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code, for its taxable year ending on the Closing Date and all of its net capital gain as such term is used in Section 852(b)(3)(C) of the Code, after reduction by any capital loss carryforward, for its taxable year ending on the Closing Date;

    8.6 The parties shall have received an opinion of Bingham Dana LLP, satisfactory to Trust VII and Trust VIII, substantially to the effect that for federal income tax purposes:

        (a) The acquisition by the Surviving Fund of all of the assets of the Acquired Fund, solely in exchange for Reorganization Shares and the assumption by the Surviving Fund of the liabilities of the Acquired Fund followed by the distribution by the Acquired Fund of the Reorganization Shares in complete liquidation to the shareholders of the Acquired Fund in exchange for their Acquired Fund shares of beneficial interest will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Surviving Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

        (b) No gain or loss will be recognized by the Acquired Fund upon the transfer of all of its assets to the Surviving Fund solely in exchange for Reorganization Shares and the assumption by the Surviving Fund of the liabilities of the Acquired Fund or upon the distribution to the Acquired Fund shareholders of such Reorganization Shares pursuant to the Agreement;

        (c) No gain or loss will be recognized by the Surviving Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Reorganization Shares and the assumption by the Surviving Fund of the liabilities of the Acquired Fund;

        (d) The basis of the assets of the Acquired Fund acquired by the Surviving Fund will be, in each instance, the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer;

        (e) The holding period of the assets of the Acquired Fund in the hands of the Surviving Fund will include, in each instance, the holding period of such assets in the hands of the Acquired Fund;

        (f) The shareholders of the Acquired Fund will not recognize gain or loss upon the exchange of all of their Acquired Fund shares of beneficial interest solely for Reorganization Shares as part of the transaction;

        (g) The basis of the Reorganization Shares to be received by each Acquired Fund shareholder will be, in the aggregate, the same as the basis, in the aggregate, of the Acquired Fund shares of beneficial interest surrendered by such shareholder in exchange therefor; and

        (h) The holding period of the Reorganization Shares to be received by each Acquired Fund shareholder will include, in each instance, the holding period of the Acquired Fund shares of beneficial interest surrendered by such shareholder in exchange therefor, provided the Acquired Fund shares were held by such shareholder as capital assets on the date of the exchange.

    Trust VIII and Trust VII each agree to make and provide representations with respect to the Surviving Fund and the Acquired Fund, respectively, which are reasonably necessary to enable legal counsel to deliver an opinion substantially as set forth in this paragraph 8.6. Notwithstanding anything herein to the contrary, Trust VIII and Trust VII may not waive in any material respect the conditions set forth in this paragraph 8.6.

9. BROKERAGE FEES AND EXPENSES; CONTINGENT DEFERRED SALES CHARGES;
   CERTAIN TAX MATTERS; CERTAIN RECORDS
    9.1 Trust VIII and the Trust VII each represents and warrants to the other that there are no brokers or finders entitled to receive any payments from either party to this Agreement in connection with the transactions provided for herein.

    9.2 The Surviving Fund and the Acquired Fund will each be liable for its own expenses incurred in connection with entering into and carrying out the provisions of this Agreement whether or not the Reorganization is consummated.

    9.3 Reorganization Shares issued in connection with the transactions contemplated herein will not be subject to any initial sales charge; however, if any Acquired Fund shares are at the Closing Date subject to a contingent deferred sales charge ("CDSC"), the Surviving Fund CDSC schedule and the methodology of aging such shares as set forth in the Surviving Fund Prospectus will apply to the Reorganization Shares issued in respect of such Acquired Fund shares and the Reorganization Shares received by Acquired Fund shareholders pursuant to paragraph 1.4 hereof will, for purposes of calculating the CDSC, if applicable, and determining when the Surviving Fund Class B Shares will convert to Class A shares of the Surviving Fund, be treated as if purchased on the original date of purchase of the Acquired Fund shares.

    9.4 Trust VII agrees that it or its designee shall, on behalf of the Acquired Fund, file or furnish all federal, state and other tax returns, forms and reports, including information returns and payee statements, if applicable, of the Acquired Fund required by law to be filed or furnished by such dates as required by law to be filed or furnished, and shall provide such other federal and state tax information to shareholders of the Acquired Fund as has been customarily provided by the Acquired Fund, all with respect to the fiscal period commencing December 1, 2000 and ending on the Closing Date.

    9.5 Trust VII agrees that it or its designee shall, on behalf of the Acquired Fund, deliver to Trust VIII on the Closing Date or as soon thereafter as possible: (i) Acquired Fund shareholder statements and tax forms (i.e. Forms
1099) for the year ended December 31, 1999, the year ended December 31, 2000 and the period commencing January 1, 2001 through the Closing Date (all on microfilm or microfiche, if available); (ii) detailed records indicating the status of all certificates representing ownership of the Acquired Fund shares issued since inception of the Acquired Fund (e.g., indicating whether the certificates are outstanding or cancelled); and (iii) for each Acquired Fund shareholder as of the Valuation Date, a record indicating the dollar amount of such shareholder's Acquired Fund share holdings as of such Date representing that portion of such holdings subject to a CDSC as of such Date and that portion of such holdings not subject to a CDSC as of such Date, together with such other information with respect thereto as Trust VIII may reasonably request.

10. ENTIRE AGREEMENT
    Trust VIII and Trust VII agree that neither party has made any representation, warranty or covenant not set forth herein or referred to in paragraph 4 hereof or required in connection with paragraph 8.6 hereof and that this Agreement constitutes the entire agreement between the parties.

11. TERMINATION
    11.1 This Agreement may be terminated by the mutual agreement of Trust VIII and Trust VII. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date because of:

        (a) a material breach by the other of any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or

        (b) a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met.

    11.2 In the event of any such termination, there shall be no liability for damages on the part of either Trust VIII or Trust VII, or their respective trustees or officers, to the other party or its trustees or officers, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12. AMENDMENTS
    This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of Trust VII and Trust VIII; provided, however, that following the meeting called by Trust VII pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Reorganization Shares to be issued to the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval; and provided further that nothing contained in this Article 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date or the Valuation Date.

13. NOTICES
    Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to Trust VIII or Trust VII (as applicable), 500 Boylston Street, Boston, Massachusetts 02116, Attention:
Stephen E. Cavan, General Counsel and Senior Vice President.

14. MISCELLANEOUS
    14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

    14.3 This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

    14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

    14.5 A copy of the Trust VIII Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. Trust VII acknowledges that the obligations of or arising out of this instrument are not binding upon any of Trust VIII's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of Trust VIII in accordance with its proportionate interest hereunder. Trust VII further acknowledges that the assets and liabilities of each series of Trust VIII are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the series on whose behalf Trust VIII has executed this instrument.

    14.6 A copy of the Trust VII Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. Trust VIII acknowledges that the obligations of or arising out of this instrument are not binding upon any of Trust VII's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of Trust VII in accordance with its proportionate interest hereunder. Trust VIII further acknowledges that the assets and liabilities of each series of Trust VII are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the series on whose behalf Trust VII has executed this instrument.

    14.7 Notwithstanding Article 12 of the Agreement, but subject to the first proviso contained therein, either party to this Agreement, with the consent of its President, Vice President, Secretary or its Assistant Secretary, may waive any condition or covenant to which the other party is subject or may modify such condition or covenant in a manner deemed appropriate by any such officer.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its Chairman, President or a Trustee and attested by its Secretary or Assistant Secretary.

Attest: MFS SERIES TRUST VII, on its behalf and on behalf of MFS GLOBAL GOVERNMENTS FUND, one of its series

JAMES R. BORDEWICK, JR.      BY: JEFFREY L. SHAMES
------------------------         ----------------------------
James R. Bordewick, Jr.          Jeffrey L. Shames
Assistant Secretary              President

Attest: MFS SERIES TRUST VIII, on its behalf and on behalf of MFS STRATEGIC INCOME FUND, one of its series

JAMES R. BORDEWICK, JR.      BY: ARNOLD D. SCOTT
------------------------         ----------------------------
James R. Bordewick, Jr.          Arnold D. Scott, Trustee
Assistant Secretary

                            [FORM OF PROXY BALLOT]
        MFS GLOBAL GOVERNMENTS FUND, A SERIES OF MFS SERIES TRUST VII

                                 PROXY BALLOT

              PROXY FOR A MEETING OF SHAREHOLDERS, JULY 23, 2001

        THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

    The undersigned hereby appoints James R. Bordewick, Jr., Stephen E. Cavan, James O. Yost, Arnold D. Scott and Jeffrey L. Shames, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the Meeting of Shareholders of MFS Global Governments Fund, a series of MFS Series Trust VII on Monday, July 23, 2001 at 10:00 a.m., Boston time, and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE.

                         OPTIONS FOR SUBMITTING PROXY
1.  Return the attached proxy card using the enclosed envelope.
2.  Vote via the internet at www.mfs.com or www.proxyvote.com.
3.  Vote via the telephone at 1-800-690-6903.
4.  Fax this executed proxy card to 1-800-733-1885.

To vote via the internet or telephone, you must have the Control Number listed near your name.

PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

NOTE: Please sign exactly as name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                 PLEASE FOLD AT PERFORATION BEFORE DETACHING

MFS GLOBAL GOVERNMENTS FUND

CHANGE OF ADDRESS NOTIFICATION. Please use this form to inform us of any change in address or telephone number or to provide us with your comments. Detach this form from the Proxy Ballot and return it with your executed Proxy in the enclosed envelope.

HAS YOUR ADDRESS CHANGED?                            DO YOU HAVE ANY COMMENTS?

Telephone
              Please mark your choice [x] in blue or black ink.

THE TRUSTEES UNANIMOUSLY RECOMMEND A VOTE FOR THE PROPOSAL LISTED BELOW.

Dear Shareholder:            PROPOSAL:           For  Against  Abstain
                             1. Approval of the  [ ]    [ ]      [ ]
YOUR VOTE IS                 Agreement and Plan of Reorganization
IMPORTANT. Please            providing for the transfer of all of the
help us to eliminate         assets of MFS Global Governments Fund, a
the expense of               series of MFS Series Trust VII to MFS
follow-up mailings           Strategic Income Fund, a series of MFS
by executing and             Series Trust VIII in exchange for shares
returning this Proxy         of beneficial interest of MFS Strategic
as soon as possible.         Income Fund and the assumption by MFS
A postage-paid               Strategic Income Fund of the liabilities
business reply               of MFS Global Governments Fund, and the
envelope is enclosed         distribution of such shares to the
for your                     shareholders of MFS Global Governments
convenience.                 Fund in liquidation of MFS Global
           Thank you!        Governments Fund and the termination of
                             MFS Global Governments Fund.
Please fold at
perforation before           Please be sure to sign and date
detaching.                    this Proxy.        Date --------------

                            Shareholder sign here     Co-owner sign here

                                  FORM N-14
                                    PART B

                            MFS SERIES TRUST VIII
                                 ON BEHALF OF
                          MFS STRATEGIC INCOME FUND

                     STATEMENT OF ADDITIONAL INFORMATION
                                 JUNE 1, 2001

    This Statement of Additional Information contains material that may be of interest to investors but that is not included in the Prospectus/Proxy Statement (the "Prospectus") of MFS Strategic Income Fund (the "Strategic Income Fund") dated June 1, 2001 relating to the sale of all or substantially all of the assets of MFS Global Governments Fund (the "Global Governments Fund") to the Strategic Income Fund. The Strategic Income Fund's Statement of Additional Information dated March 1, 2001, and the Global Governments Fund's Statement of Additional Information dated April 1, 2001, have been filed with the Securities and Exchange Commission and are incorporated herein by reference. This Statement is not a Prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus.

    This Statement should be read in conjunction with the Prospectus. Investors may obtain a free copy of the Prospectus or either or both of the Statements of Additional Information by writing MFS Service Center, Inc., 2 Avenue de Lafayette, Boston, MA 02111 or by calling 1-800-225-2606.

               INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

    Ernst & Young LLP are the independent accountants for the Strategic Income Fund and the Global Governments Fund, providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings for the Strategic Income Fund and the Global Governments Fund. The following documents are incorporated by reference into this Statement of Additional
Information: (1) the Report of Independent Accountants and financial statements included in the Strategic Income Fund's Annual Report for the fiscal year ended October 31, 2000, filed electronically on December 28, 2000 (File No. 811-5262); and (ii) the Report of Independent Accountants and financial statements included in the Global Governments Fund's Annual Report for the fiscal year ended November 30, 2000, filed electronically on January 25, 2001 (File No. 811-3090). The audited financial statements for the Strategic Income Fund and the Global Governments Fund incorporated by reference into the Prospectus/Proxy Statement and this Statement of Additional Information have been so included and incorporated in reliance upon the reports of Ernst & Young LLP, given on their authority as experts in auditing and accounting.

                              TABLE OF CONTENTS

Unaudited Pro Forma Combined Financial Statements of the Strategic
  Income Fund and the Global Governments Fund ...........................  B-4

                          MFS STRATEGIC INCOME FUND
                                     AND
                         MFS GLOBAL GOVERNMENTS FUND
                   PRO FORMA COMBINED FINANCIAL STATEMENTS
                                 (UNAUDITED)

    The accompanying unaudited pro forma combined statements of investment portfolios and assets and liabilities assumes that the exchange described in the next paragraph occurred as of October 31, 2000, and the unaudited pro forma combined statement of operations for the twelve months ended October 31, 2000 presents the results of operations of MFS Strategic Income Fund (the "Strategic Income Fund") as if the combination with MFS Global Governments Fund (the "Global Governments Fund") had been consummated at November 1, 1999. The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the combination been consummated at November 1, 1999. The historical statements have been derived from the Strategic Income Fund's and the Global Governments Fund's books and records utilized in calculating daily net asset value at October 31, 2000, and for the twelve month period then ended.

    The pro forma statements give effect to the proposed transfer of all of the assets of the Global Governments Fund to the Strategic Income Fund in exchange for the assumption by the Strategic Income Fund of the stated liabilities of the Global Governments Fund and for a number of the Strategic Income Fund's shares equal in value to the value of the net assets of the Global Governments Fund transferred to the Strategic Income Fund. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Strategic Income Fund for pre-combination periods will not be restated. The pro forma statement of operations does not reflect the expenses of either Fund in carrying out its obligations under the Agreement and Plan of Reorganization.

    The unaudited pro forma combined statements should be read in conjunction with the separate financial statements of the Strategic Income Fund and the Global Governments Fund incorporated by reference in this statement of additional information.

PORTFOLIO OF INVESTMENTS AND PRO FORMA COMBINED
PORTFOLIO OF INVESTMENTS (UNAUDITED)
OCTOBER 31, 2000
BONDS

                            MFS STRATEGIC INCOME FUND          MFS GLOBAL GOVERNMENTS FUND             PRO FORMA COMBINED
                        ----------------------------------  ----------------------------------  --------------------------------
                          PRINCIPAL AMOUNT                    PRINCIPAL AMOUNT                   PRINCIPAL AMOUNT
ISSUER                       (000 OMITTED)           VALUE       (000 OMITTED)           VALUE      (000 OMITTED)          VALUE
--------------------------------------------------------------------------------------------------------------------------------
U.S. BONDS
 ADVERTISING
 Citadel Broadcasting
   Co., 9.25s, 2008 ....      $      1,125    $  1,057,500       $          0     $          0      $      1,125   $  1,057,500
 Paxson Communications
   Corp., 11.625s, 2002              1,000       1,021,250                  0                0             1,000      1,021,250
                                              ------------                        ------------                     ------------
                                              $  2,078,750                        $          0                     $  2,078,750
                                              ------------                        ------------                     ------------

 AEROSPACE
  Argo Tech Corp.,
   8.625s, 2007 .........     $      1,250    $  1,012,500       $          0     $          0      $      1,250   $  1,012,500
  BE Aerospace, Inc.,
   9.875s, 2006 .........            1,000       1,000,000                  0                0             1,000      1,000,000
  K & F Industries, Inc.,
   9.25s, 2007 ..........            1,000         958,750                  0                0             1,000        958,750
                                              ------------                        ------------                     ------------
                                              $  2,971,250                        $          0                    $  2,971,250
                                              ------------                        ------------                     ------------

 AUTOMOTIVE
  Ford Motor Credit Co.,
   7.875s, 2010 ..........    $          0    $          0       $        794     $    796,199      $        794   $    796,199
  General Motors Corp.,
   1.25s, 2004 ...........    JPY        0               0       JPY    54,000         491,989      JPY    54,000        491,989
  Toyota Motor Credit
   Corp., 1s, 2004 .......               0               0            294,000        2,688,057           294,000      2,688,057
                                              ------------                        ------------                     ------------
                                              $          0                        $  3,976,245                    $  3,976,245
                                              ------------                        ------------                     ------------

BANKS AND CREDIT COMPANIES
 Midland Cogeneration
   Venture Corp.,
   10.33s, 2002 .........     $        865    $    881,687       $          0     $          0      $        865   $    881,687
                                              ------------                        ------------                     ------------

BUILDING
 AAF-McQuay, Inc.,
   8.875s, 2003 .........     $        550    $    495,000       $          0     $          0      $        550   $    495,000
 American Standard,
   Inc., 7.375s, 2008 ...              300         274,500                  0                0               300        274,500
 Building Materials Corp.,
   8s, 2007 .............              900         288,000              1,250          400,000             2,150        688,000
 Nortek, Inc., 8.875s,
   2008 .................              135         117,450                  0                0               135        117,450
 UDC Homes, Inc., 0s,
   2000 .................                6           2,632                  0                0                 6          2,632
 Williams Scotsman,
   Inc., 9.875s, 2007 ...            1,000         865,000                  0                0             1,000        865,000
                                              ------------                        ------------                     ------------
                                              $  2,042,582                        $    400,000                     $  2,442,582
                                              ------------                        ------------                     ------------

BUSINESS SERVICES
 Iron Mountain, Inc.,
   10.125s, 2006 ........     $        670    $    690,100       $          0     $          0      $        670   $    690,100
 Pierce Leahy Corp.,
   9.125s, 2007 .........            1,000         970,000                  0                0             1,000        970,000
 Unisystem Corp.,
   7.875s, 2008 .........              900         825,750                800          734,000             1,700      1,559,750
                                              ------------                        ------------                     ------------
                                              $  2,485,850                        $    734,000                     $  3,219,850
                                              ------------                        ------------                     ------------

 CHEMICALS
  Huntsman ICI Holdings,
    10.125s, 2009 ......      $        475    $    456,000       $           0    $          0      $         475  $    456,000
  Lyondell Chemical Co.,
    9.625s, 2007 .......             1,325       1,285,250                   0               0              1,325     1,285,250
  NL Industries, Inc.,
    11.75s, 2003 .......             1,500       1,518,750                   0               0              1,500     1,518,750
  Sterling Chemicals,
    Inc., 11.25s, 2007 .                25          13,250                   0               0                 25        13,250
                                              ------------                        ------------                     ------------
                                              $  3,273,250                        $          0                     $  3,273,250
                                              ------------                        ------------                     ------------
 COMPUTER SOFTWARE - SYSTEMS
  Anacomp, Inc.,
    10.875s, 2004 .......     $      1,200    $    174,000       $          0     $          0      $      1,200   $    174,000
                                              ------------                        ------------                     ------------
 CONSUMER GOODS AND SERVICES
  Kindercare Learning
    Centers, Inc., 9.5s,
    2009 ................     $        240    $    219,000       $          0     $          0      $        240   $    219,000
  Proctor and Gamble
    Corp., 8.625s, 2010       JPY        0               0       JPY  116,000        1,042,866      JPY  116,000      1,042,866
Samsonite Corp.,
  10.75s, 2008 ..........     $      1,250         959,375       $          0                0             1,250        959,375
Synthetic Industries, Inc.,
  14.9s, 2000 ...........              370         364,450                  0                0               370        364,450
                                              ------------                        ------------                     ------------
                                              $  1,542,825                        $  1,042,866                     $  2,585,691
                                              ------------                        ------------                     ------------

CONTAINER, FOREST AND PAPER PRODUCTS
 Ball Corp., 8.25s,
   2008 .................     $      2,250    $  2,115,000       $          0     $          0      $      2,250   $  2,115,000
 Buckeye Cellulose Corp.,
   8.5s, 2005 ...........              610         597,800                  0                0               610        597,800
 Consolidated Container
   Co., 10.125s, 2009 ...            1,325       1,192,500                  0                0             1,325      1,192,500
 Gaylord Container
   Corp.,
   9.75s, 2007 ..........            1,225         808,500                  0                0             1,225        808,500
 Riverwood
   International Corp.,
   10.25s, 2006 .........            1,000         977,500                  0                0             1,000        977,500
 Silgan Holdings, Inc.,
   9s, 2009 .............            1,000         848,750                  0                0             1,000        848,750
 U.S. Timberlands,
   9.625s, 2007 .........              460         412,850                  0                0               460        412,850
                                              ------------                        ------------                     ------------
                                              $  6,952,900                        $          0                     $  6,952,900
                                              ------------                        ------------                     ------------

CORPORATE ASSET BACKED
 Chase Commercial
   Mortgage Secs Corp.,
   6.6s, 2012 ...........     $      3,640    $  2,853,396       $          0     $          0      $      3,640   $  2,853,396
 Commerce 2000, 6.84s,
   2011 .................                0               0              1,000        1,000,000             1,000      1,000,000
 Commercial Mortgage
   Asset Trust, 0s,2020 .           52,862       1,779,864                  0                0            52,862      1,779,864
 DLJ Commercial
   Mortgage Corp., 0s,
   2005 .................           58,000       1,914,847                  0                0            58,000      1,914,847
 Morgan Stanley
   Capital, Inc., 1s, 2039           4,000       3,090,791                  0                0             4,000      3,090,791
 Morgan Stanley Capital
   I, Inc., 6.86s, 2010..            1,680       1,372,661                  0                0             1,680      1,372,661
 Nationslink Funding
   Corp., 5s, 2009 ......            3,800       2,626,156                  0                0             3,800      2,626,156
 Residential Accredit
   Lns Inc., 7.75s, 2027             2,500       2,313,425                  0                0             2,500      2,313,425
 Unicredito Italiano
   Capital Trust, 9.2s,
   2049## ...............            4,750       4,720,360                  0                0             4,750      4,720,360
                                              ------------                        ------------                     ------------
                                              $ 20,671,500                        $  1,000,000                     $ 21,671,500
                                              ------------                        ------------                     ------------

ENERGY
 Chesapeake Energy
   Corp., 9.625s, 2005 ..     $        175    $    175,656       $          0     $          0      $        175   $    175,656
 Clark USA, Inc.,
   10.875s, 2005 ........               30          20,100                  0                0                30         20,100
 Ocean Energy, Inc.,
   8.875s, 2007 .........              790         799,875                  0                0               790        799,875
 P&L Coal Holdings
   Corp., 9.625s, 2008 ..            1,150       1,118,375                  0                0             1,150      1,118,375
                                              ------------                        ------------                     ------------
                                              $  2,114,006                        $          0                     $  2,114,006
                                              ------------                        ------------                     ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION
 FGLMC, 7s, 2005 ........     $          0    $          0       $      3,203     $  3,263,056      $      3,203   $  3,263,056
 FGLMC, 7.5s, 2030 ......            6,786       6,783,895                  0                0             6,786      6,783,895
 FHLB, 6.75s, 2002 ......           12,000      12,048,720             12,000                0            24,000     12,048,720
                                              ------------                        ------------                     ------------
                                              $ 18,832,615                        $  3,263,056                     $ 22,095,671
                                              ------------                        ------------                     ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
 FNMA, 5.75s, 2010 ......     $          0    $          0       $      1,000     $    847,555      $      1,000   $    847,555
 FNMA, 7s, 2029 .........            6,050       5,928,272                  0                0             6,050      5,928,272
 FNMA, 7s, 2030 .........            3,961       3,881,839                  0                0             3,961      3,881,839
 FNMA, 7.5s, 2030 .......            8,355       8,344,348                  0                0             8,355      8,344,348
                                              ------------                        ------------                     ------------
                                              $ 18,154,459                        $    847,555                     $ 19,002,014
                                              ------------                        ------------                     ------------

FINANCIAL INSTITUTIONS
 Morgan Stanley Group,
   Inc., 8s, 2010 .......     $          0    $          0       $        794     $    821,568      $        794   $    821,568
 Natexis AMBS Co. LLC,
   8.44s, 2049## ........            2,750       2,627,529                677          646,850             3,427      3,274,379
                                              ------------                        ------------                     ------------
                                              $  2,627,529                        $  1,468,418                     $  4,095,947
                                              ------------                        ------------                     ------------

FINANCIAL SERVICES
 Constellation Finance
   Llc, 9.8s, 2001 ......     $      3,250    $  3,120,000       $          0     $          0      $      3,250   $  3,120,000
 Madison River Capital,
   13.25s, 2010## .......              250         180,000                  0                0               250        180,000
                                              ------------                        ------------                     ------------
                                              $  3,300,000                        $          0                     $  3,300,000
                                              ------------                        ------------                     ------------

FOOD AND BEVERAGE PRODUCTS
 Borden, Inc., 9.25s,
   2019 .................     $      1,750    $  1,453,900       $          0     $          0      $      1,750   $  1,453,900
 Borden, Inc., 9.2s,
   2021 .................            2,500       1,914,950                  0                0             2,500      1,914,950
                                              ------------                        ------------                     ------------
                                              $  3,368,850                        $          0                     $  3,368,850
                                              ------------                        ------------                     ------------

GAMING AND HOTELS
 Aztar Corp., 8.875s,
   2007 .................     $      1,250    $  1,212,500       $          0     $          0      $      1,250   $  1,212,500
 HMH Properties, Inc.,
   8.45s, 2008 ..........            1,000         947,500                  0                0             1,000        947,500
 Prime Hospitality
   Corp., 9.75s, 2007 ...            1,000       1,006,250                  0                0             1,000      1,006,250
 Station Casinos, Inc.,
   8.875s, 2008 .........            1,000         965,000                  0                0             1,000        965,000
                                              ------------                        ------------                     ------------
                                              $  4,131,250                        $          0                     $  4,131,250
                                              ------------                        ------------                     ------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 GNMA, 8s, 2026 - 2030 ..     $      3,724    $  3,788,699       $      8,269     $  8,412,035      $     11,993   $ 12,200,734
                                              ------------                        ------------                     ------------
INDUSTRIAL
 Allied Waste North
   America, Inc., 10s,
   2009 .................     $      1,000    $    845,000       $          0     $          0      $      1,000   $    845,000
 Hayes Wheels
   International, Inc.,
   9.125s, 2007 .........            1,000         790,000                  0                0             1,000        790,000
 Haynes International,
   Inc., 11.625s, 2004 ..              755         528,500                  0                0               755        528,500
 IMO Industries, Inc.,
   11.75s, 2006 .........              500         504,375                  0                0               500        504,375
 International Knife &
   Saw, Inc., 11.375s,
   2006 .................              850         422,875                  0                0               850        422,875
 Thermadyne Holdings
   Corp.,
   0s to 2003, 12.5s,
   2008 .................            2,000         600,000                  0                0             2,000        600,000
                                              ------------                        ------------                     ------------
                                              $  3,690,750                        $          0                     $  3,690,750
                                              ------------                        ------------                     ------------

INFORMATION, PAGING AND TECHNOLOGY
 Qwest Communications
   International, Inc.,
   10.875s, 2007 ........     $        289    $    316,018       $          0     $          0      $        289   $    316,018
                                              ------------                        ------------                     ------------
INTERNET
 Exodus Communications,
   Inc., 10.75s, 2009 ...     $      1,250    $  1,137,500       $          0     $          0      $      1,250   $  1,137,500
                                              ------------                        ------------                     ------------
MEDIA
 Adelphia
   Communications
   Corp., 8.375s, 2008 ..     $      1,000    $    830,000       $          0     $          0      $      1,000   $    830,000
 Allbritton
   Communications Co.,
   9.75s, 2007 ..........            1,000         972,500                  0                0             1,000        972,500
 American Radio Systems
   Corp., 9s, 2006 ......              350         357,000                  0                0               350        357,000
 Callahan Nordrhein,
   14s, 2010## ..........              500         477,500                  0                0               500        477,500
Century Communications
  Corp., 9.5s, 2005 .....              450         409,500                  0                0               450        409,500
Century Communications
  Corp., 0s, 2008 .......            1,300         494,000                  0                0             1,300        494,000
Chancellor Media
  Corp., 8.125s, 2007 ...              900         906,750                  0                0               900        906,750
Chancellor Media
  Corp., 8s, 2008 .......            1,250       1,260,938                  0                0             1,250      1,260,938
Charter Communications
  Holdings, 0s to 2004,
  9.92s, 2011 ...........            2,250       1,293,750                  0                0             2,250      1,293,750
Cumulus Media, Inc.,
  10.375s, 2008 .........            1,030         813,700                  0                0             1,030        813,700
Echostar DBS Corp.,
  9.375s, 2009 ..........            1,750       1,721,562                  0                0             1,750      1,721,562
Fox/Liberty Networks
  LLC, Inc., 8.875s,
  2007 ..................            1,000       1,005,000                  0                0             1,000      1,005,000
Frontiervision
  Operating Partnership
  LP, 11s, 2006 .........            1,150       1,104,000                  0                0             1,150      1,104,000
Granite Broadcasting
  Corp., 8.875s, 2008 ...              280         193,200                  0                0               280        193,200
Hollinger International
  Publishing, 9.25s,
  2007 ..................            1,250       1,237,500                  0                0             1,250      1,237,500
Jones Intercable, Inc.,
  8.875s, 2007 ..........              500         521,270                  0                0               500        521,270
LIN Televison Corp.,
  8.375s, 2008 ..........              700         651,000                  0                0               700        651,000
Marvel Holdings, Inc.,
  0s, 1998** ............              445               0                  0                0               445              0
News America, Inc.,
  6.625s, 2008 ..........                0               0                644          595,861               644        595,861
NTL, Inc., 0s to 2003,
  9.75s, 2008## .........            1,250         700,000                  0                0             1,250        700,000
United International
  Holdings, 0s to
  2003, 10.75s, 2008 ....              650         390,000                  0                0               650        390,000
United Pab Europe,
  10.875s, 2009 .........            2,000       1,510,000                  0                0             2,000      1,510,000
                                              ------------                        ------------                     ------------
                                              $ 16,849,170                        $    595,861                     $ 17,445,031
                                              ------------                        ------------                     ------------
MEDICAL AND HEALTH TECHNOLOGY SERVICES
 Tenet Healthcare Corp.,
   8.625s, 2003 .........     $          0    $          0       $        770     $    773,850      $        770   $    773,850
                                              ------------                        ------------                     ------------
METALS AND MINERALS
 AK Steel Holdings
   Corp., 9.125s, 2006 ..     $        220    $    216,700       $          0     $          0      $        220   $    216,700
 Commonwealth Aluminum
   Corp., 10.75s, 2006 ..              425         388,875                  0                0               425        388,875
 Metal Management, Inc.,
   10s, 2008 ............            1,000         140,000                  0                0             1,000        140,000
 WCI Steel, Inc., 10s,
   2004 .................              700         563,500                  0                0               700        563,500
                                              ------------                        ------------                     ------------
                                              $  1,309,075                        $          0                     $  1,309,075
                                              ------------                        ------------                     ------------
METALS AND MINING
 Kaiser Aluminum &
   Chemical Corp.,
   9.875s, 2002 .........     $        300    $    255,000       $          0     $          0      $        300   $    255,000
                                              ------------                        ------------                     ------------
OIL SERVICES
 Pemex Project, 9.125s,
   2010 .................     $          0    $          0       $        200     $    194,546      $        200   $    194,546
 Phillips Petroleum Co.,
   8.5s, 2005 ...........                0               0                327          344,586               327        344,586
 Phillips Petroleum Co.,
   8.75s, 2010 ..........                0               0                327          356,639               327        356,639
 Triton Energy Ltd. Corp.,
   9.25s, 2005 ..........            4,500       4,567,500                  0                0             4,500      4,567,500
                                              ------------                        ------------                     ------------
                                              $  4,567,500                        $    895,771                     $  5,463,271
                                              ------------                        ------------                     ------------
OILS
 Gothic Production
   Corp., 11.125s, 2005..     $      1,000    $  1,048,750       $          0     $          0      $      1,000   $  1,048,750
                                              ------------                        ------------                     ------------
REAL ESTATE
 Socgen Real Estate Co.,
   7.64s, 2049## ........     $          0    $          0       $        625     $    584,450      $        625   $    584,450
                                              ------------                        ------------                     ------------
RETAIL
 Musicland Group, Inc.,
   9.875s, 2008 .........     $        725    $    598,125       $          0     $          0      $        725   $    598,125
                                              ------------                        ------------                     ------------
TELECOMMUNICATIONS
 Adelphia
   Communications
   Corp., 9.875s, 2007 ..     $         75    $     67,875       $          0     $          0      $         75   $     67,875
 Centennial Cellular
   Operating Co.,
   10.75s, 2008 .........            1,000         950,000                  0                0             1,000        950,000
 DTI Holdings, Inc., 0s
   to 2003, 12.5s, 2008..              220          74,800                  0                0               220         74,800
 ICG Holdings, Inc., 0s
   to 2001, 12.5s, 2006..            1,100         165,000                  0                0             1,100        165,000
 Intermedia Communications,
  Inc., 0s to 2002,
  11.25s, 2007 ..........            1,800       1,485,000                  0                0             1,800      1,485,000
 ITC Deltacom, Inc.,
  11s, 2007 .............            1,276       1,084,600                  0                0             1,276      1,084,600
 Level 3 Communications,
  Inc., 9.125s, 2008 ....            1,500       1,215,000                  0                0             1,500      1,215,000
 Manpower Communications
  Inc., 13s, 2010 .......            1,125         646,875                  0                0             1,125        646,875
 Nextel Communications,
  Inc., 0s to 2003,
  9.95s, 2008 ...........            1,550       1,158,625                  0                0             1,550      1,158,625
 Nextel International, Inc.,
  0s to 2003, 12.125s, 2008          1,500         915,000                  0                0             1,500        915,000
 Nextlink Communications,
  Inc., 10.75s, 2009 ....              750         660,000                  0                0               750        660,000
 NTL Communications Corp.,
  0s to 2003, 12.375s, 2008            400         224,000                  0                0               400        224,000
 PSINET, Inc., 11s, 2009               750         363,750                  0                0               750        363,750
  Spectrasite Holdings,Inc.,
  10.75s, 2010 ..........            1,500       1,380,000                  0                0             1,500      1,380,000
 Time Warner
  Telecommunications
  LLC, 9.75s, 2008 ......            1,250       1,106,250                  0                0             1,250      1,106,250
 Triton PCS, Inc., 0s
  to 2003, 11s, 2008 ....              625         471,875                  0                0               625        471,875
 Western Wireless Corp.,
  10.5s, 2007 ...........              500         518,750                  0                0               500        518,750
 WorldCom, Inc.,
  8.875s, 2006 ..........              590         608,821                  0                0               590        608,821
                                              ------------                        ------------                     ------------
                                              $ 13,096,221                        $          0                     $ 13,096,221
                                              ------------                        ------------                     ------------
TELECOM - WIRE LESS
 Crown Castle
   International Corp.,
   10.75s, 2011 .........     $      1,250    $  1,275,000       $          0     $          0      $      1,250   $  1,275,000
                                              ------------                        ------------                     ------------
TELECOM - WIRE LINE
 Focal Communications
   Corp., 0s to 2003,
   12.125s, 2008 ........     $        150    $     72,000       $          0     $          0      $        150   $     72,000
 Liberty Media Corp.,
   8.25s, 2030 ..........            4,150       3,742,665                  0                0             4,150      3,742,665
                                              ------------                        ------------                     ------------
                                              $  3,814,665                        $          0                     $  3,814,665
                                              ------------                        ------------                     ------------
U.S. TREASURY OBLIGATIONS
 U.S. Treasury Bonds,
   9.875s, 2015 .........     $      2,166    $  2,988,734       $          0     $          0      $      2,166   $  2,988,734
 U.S. Treasury Bonds,
   8.875s, 2019 .........                0               0              1,405        1,846,479             1,405      1,846,479
 U.S. Treasury Bonds,
   3.875s, 2029 .........                0               0              1,599        1,604,872             1,599      1,604,872
 U.S. Treasury Bonds,
   6.125s, 2029 .........            6,316       6,540,976              3,704        3,835,936            10,020     10,376,912
 U.S. Treasury Bonds,
   6.25s, 2030 ..........            9,000       9,585,000                821          874,365             9,821     10,459,365
 U.S. Treasury Notes,
   8s, 2001 .............           12,750      12,855,570                  0                0            12,750     12,855,570
 U.S. Treasury Notes,
   6.125s, 2002 .........                0               0              1,082        1,084,023             1,082      1,084,023
 U.S. Treasury Notes,
   6.75s, 2005 ..........            9,000       9,330,480              3,430        3,555,950            12,430     12,886,430
 U.S. Treasury Notes,
   3.875s, 2009 .........                0               0              2,242        2,241,901             2,242      2,241,901
 U.S. Treasury Notes,
   6s, 2009 .............                0               0              1,297        1,309,970             1,297      1,309,970
 U.S. Treasury Notes,
   4.25s, 2010 ..........            3,593       3,701,502              1,580        1,628,661             5,173      5,330,163
 U.S. Treasury Notes,
   5.75s, 2010 ..........            8,355       8,347,146              2,457        2,454,690            10,812     10,801,836
 U.S. Treasury Notes,
   6.5s, 2010 ...........            4,493       4,702,913                558          584,070             5,051      5,286,983
                                              ------------                        ------------                     ------------
                                              $ 58,052,321                        $ 21,020,917                     $ 79,073,238
                                              ------------                        ------------                     ------------
UTILITIES - ELECTRIC
 Niagara Mohawk Power
   Corp., 8.77s, 2018 ...     $      3,860    $  4,004,905       $          0     $          0      $      3,860   $  4,004,905
 Waterford 3 Funding
   Entergy Corp.,
   8.09s, 2017 ..........              851         831,952                  0                0               851        831,952
                                              ------------                        ------------                     ------------
                                              $  4,836,857                        $          0                     $  4,836,857
                                              ------------                        ------------                     ------------
   TOTAL U.S. BONDS .....                     $210,238,954                        $ 45,015,024                     $255,253,978
                                              ------------                        ------------                     ------------

FOREIGN BONDS
 ARGENTINA
  Autopistas Del Sol S.A.,
    10.25s, 2009
    (Industrial)## ......     $      1,000    $    785,000       $          0     $          0      $      1,000   $    785,000
  Industrias Metalurgicas
    Pescarm, 9.5s, 2002
    (Industrial)## ......              250         151,250                  0                0               250        151,250
  Mastellone Hermanos
    S.A., 11.75s, 2008
    (Food and Beverage
    Products) ...........            1,000         640,000                  0                0             1,000        640,000
  Republic of Argentina,
    0s, 2001 ............                0               0              1,625        1,573,000             1,625      1,573,000
  Supercanal Holdings
    S.A., 11.5s, 2005
    (Telecommunications)##**         1,000         330,000                  0                0             1,000        330,000
                                              ------------                        ------------                     ------------
                                              $  1,906,250                        $  1,573,000                     $  3,479,250
                                              ------------                        ------------                     ------------
 BERMUDA
  Flag Ltd., 8.25s, 2008
    (Conglomerate) ......     $        200    $    168,000       $          0     $          0      $        200   $    168,000
  Global Crossing Holdings
    Ltd., 9.625s, 2008
    (Telecommunications).            1,750       1,671,250                  0                0             1,750      1,671,250
                                              ------------                        ------------                     ------------
                                              $  1,839,250                        $          0                     $  1,839,250
                                              ------------                        ------------                     ------------
 BRAZIL
  Banco Nacional de
    Desenvolvi, 12.554s,
    2008 (Banks and
    Credit Cos.) ........     $          0    $          0       $        125     $    115,938      $        125   $    115,938
  Federal Republic of
    Brazil, 7.688s, 2009.                0               0                430          368,881               430        368,881
  Federal Republic of
    Brazil, 14.5s, 2009 .                0               0                415          443,012               415        443,012
  Federal Republic of
    Brazil, 8s, 2014 ....                0               0                463          345,758               463        345,758
  Federal Republic of
    Brazil, 6s, 2024 ....                0               0                110           71,949               110         71,949
  Federal Republic of
    Brazil, 7.625s, 2024.                0               0                325          247,661               325        247,661
  Federal Republic of
    Brazil, 12.25s, 2030.            1,750       1,522,500                190          165,300             1,940      1,687,800
  Federal Republic of
    Brazil, 11s, 2040 ...              139         105,865                  0                0               139        105,865
                                              ------------                        ------------                     ------------
                                              $  1,628,365                        $  1,758,499                     $  3,386,864
                                              ------------                        ------------                     ------------
BULGARIA
 National Republic of
   Bulgaria, 7.75s, 2011      $        750    $    559,687       $        620     $    462,675      $      1,370   $  1,022,362
 National Republic of
   Bulgaria, 7.75s, 2024                 0               0                930          697,500               930        697,500
                                              ------------                        ------------                     ------------
                                              $    559,687                        $  1,160,175                     $  1,719,862
                                              ------------                        ------------                     ------------
CANADA
 Gulf Canada Resources
   Ltd., 9.25s, 2004
   (Oils) ...............     $          0    $          0       $        325     $    330,281      $        325   $    330,281
 PCI Chemicals Canada,
   Inc., 9.25s, 2007
   (Chemicals) ..........              490         196,000                  0                0               490        196,000
 Rogers Cantel, Inc.,
   9.375s, 2008
   (Telecommunications)..            1,500       1,515,000                  0                0             1,500      1,515,000
 AT&T Canada, Inc., 0s
   to 2003, 9.95s, 2008
   (Telecommunications)..            1,500       1,200,255                  0                0             1,500      1,200,255
                                              ------------                        ------------                     ------------
                                              $  2,911,255                        $    330,281                     $  3,241,536
                                              ------------                        ------------                     ------------
DENMARK
  Nykredit, 6s, 2029
    (Financial
    Institutions) ......       DKK       0            $  0         DKK  8,589     $    919,099        DKK  8,589   $    919,099
  Nykredit, 7s, 2032
    (Financial
    Institutions) .......                0               0              9,317        1,040,040             9,317      1,040,040
  Unikredit Realkredit,
    7s, 2032 (Financial
    Institutions) .......            6,740         752,374              1,163          129,824             7,903        882,198
                                              ------------                        ------------                     ------------
                                              $    752,374                        $  2,088,963                     $  2,841,337
                                              ------------                        ------------                     ------------
FRANCE
  Republic of France,
    4s, 2002 ...........       EUR       0    $          0          EUR   585     $    489,160         EUR   585   $    489,160
                                              ------------                        ------------                     ------------
  Republic of France,
    3.5s, 2004                       4,695       3,781,221                872          702,284             5,567      4,483,505
                                              ------------                        ------------                     ------------
                                              $  3,781,221                        $  1,191,444                     $  4,972,665
                                              ------------                        ------------                     ------------
GERMANY
  Federal Republic of
    Germany, 3.75s, 2009       EUR       0    $          0         EUR  2,725     $ 2,091,005        EUR   2,725   $  2,091,005
  Federal Republic of
    Germany, 4.5s, 2009 .            4,688       3,779,859                  0                0             4,688      3,779,859
  Federal Republic of
    Germany, 4.75s, 2028                 0               0                662          492,468               662        492,468
  Federal Republic of
    Germany, 6.25s, 2030                 0               0              1,460        1,354,846             1,460      1,354,846
                                              ------------                        ------------                     ------------
                                              $  3,779,859                        $  3,938,319                     $  7,718,178
                                              ------------                        ------------                     ------------
GRAND CAYMAN ISLANDS
  APP Finance IX Ltd.,
    10.75s, 2001 (Forest
    and Paper Products) .     $      3,500    $  2,345,000       $          0     $          0      $      3,500   $  2,345,000
                                              ------------                        ------------                     ------------
GREECE
  Fage Dairy Industries
    S.A., 9s, 2007
    (Food and Beverage
    Products) ...........     $      4,300    $  3,225,000       $          0     $          0      $      4,300   $  3,225,000
  Hellenic Republic,
    6.6s, 2004 .........      GRD  603,800       1,547,184       GRD        0                0      GRD  603,800      1,547,184
  Hellenic Republic, 6s,
    2006 ..................        639,500       1,611,500            523,800        1,319,943         1,163,300      2,931,443
  Hellenic Republic,
    8.6s, 2008 ............        558,900       1,613,811                  0                0           558,900      1,613,811
  Hellenic Republic,
    6.3s, 2009 ............              0               0            523,400        1,334,637           523,400      1,334,637
                                              ------------                        ------------                     ------------
                                              $  7,997,495                        $  2,654,580                     $ 10,652,075
                                              ------------                        ------------                     ------------
 JAPAN
  Dev Bank of Japan,
    1.75s, 2010 .........      JPY       0    $          0       JPY  243,000     $ 2,213,244       JPY  243,000   $  2,213,244
  Intl. Bank for Recon &
    Development, 2s, 2008                0               0            240,500        2,285,398           240,500      2,285,398
                                              ------------                        ------------                     ------------
                                              $          0                        $  4,498,642                     $  4,498,642
                                              ------------                        ------------                     ------------
INDONESIA
 Indah Kiat Finance
   Mauritius Ltd., 10s,
   2007 (Forest and
   Paper Products) ......     $      1,750    $    665,000       $          0     $          0      $      1,750   $    665,000
                                              ------------                        ------------                     ------------
 IRELAND
  Bank of Ireland,
    6.45s, 2010 (Banks
    and Credit Cos.) ...       EUR       0    $          0       EUR       635    $    530,446      EUR       635  $    530,446
                                              ------------                        ------------                     ------------
 ITALY
  Republic of Italy,
    3.25s, 2004 ........       EUR       0    $          0       EUR       696    $    552,536      EUR       696  $     552,536
  Republic of Italy,
    5.5s, 2010 .........                 0               0               1,276       1,080,629              1,276      1,080,629
  Republic of Italy, 6s,
    2031 ...............                 0               0               1,993       1,701,546              1,993      1,701,546
  Unicredito Italiano
    Capital Trust, 9.2s,
    2049 (Banks and
    Credit Cos.) ........                0               0                509          505,824               509        505,824
                                              ------------                        ------------                     ------------
                                              $          0                        $  3,840,535                     $  3,840,535
                                              ------------                        ------------                     ------------
 LUXEMBOURG
  Millicom International
    Cellular, 0s to
    2001, 13.5s, 2006
    (Telecommunications).     $        255    $    215,475       $          0     $          0      $        255   $    215,475
  PTC International
    Finance II S.A.,
    11.25s, 2009
    (Telecommunications).              185         166,500                  0                0               185        166,500
                                              ------------                        ------------                     ------------
                                              $    381,975                        $          0                     $    381,975
                                              ------------                        ------------                     ------------
 MEXICO
  Bepensa S.A., 9.75s,
    2004## ..............     $        925    $    846,375       $        395     $    361,425      $      1,320   $  1,207,800
  Cydsa S.A., 9.375s,
    2002 (Chemicals) ....            3,000       1,290,000                  0                0             3,000      1,290,000
  Grupo Minero Mexico
    S.A. de CV, 8.25s,
    2008 (Diversified
    Minerals) ...........            1,500       1,290,000                  0                0             1,500      1,290,000
  Maxcom
    Telecomunicacione
    S.A., 13.75s, 2007
    (Telecommunications).            1,400         630,000                  0                0             1,400        630,000
  Satelites Mexicanos
    S.A. de CV, 10.125s,
    2004
    (Telecommunications).              500         315,000                  0                0               500        315,000
  Tfm S.A. De CV, 0s to
    2002, 11.75s, 2009
    (Transportation) ....            2,667       1,946,910                  0                0             2,667      1,946,910
  United Mexican States,
    8.5s, 2006 ..........                0               0                300          299,100               300        299,100
  United Mexican States,
    9.875s, 2010 ........                0               0                830          861,125               830        861,125
  United Mexican States,
    11.375s, 2016 .......                0               0                100          112,785               100        112,785
  United Mexican States,
    11.5s, 2026 .........                0               0                295          345,888               295        345,888
                                              ------------                        ------------                     ------------
                                              $  6,318,285                        $  1,980,323                     $  8,298,608
                                              ------------                        ------------                     ------------
MOROCCO
 Kingdom of Morocco,
   7.75s, 2009 ..........     $          0    $          0       $        471     $    407,415      $        471   $    407,415
                                              ------------                        ------------                     ------------
NETHERLANDS
 Olivetti Intl BV,
   5.875s, 2003
   (Telecommunications)..     $          0    $          0       $        810     $    667,216      $        810   $    667,216
 PT Alatief Freeport
   Finance, 9.75s, 2001
   (Finance) ............              885         792,075                  0                0               885        792,075
 Tenet Healthcare, 0s,
   2002 (Medical and
   Health Techcology
   and Services) ........            2,402       1,921,600                  0                0             2,402      1,921,600
 Telefonica Europe BV,
   7.35s, 2005
   (Telecommunications)..                0               0                450          450,554               450        450,554
 Tjiwi Kimia Intl BV,
   13.25s, 2001 (Paper
   & Related Products) ..            1,500       1,260,000                  0                0             1,500      1,260,000
                                              ------------                        ------------                     ------------
                                              $  3,973,675                        $  1,117,770                     $  5,091,445
                                              ------------                        ------------                     ------------
 NORWAY
  Union Bank of Norway,
    7.35s, 2049 (Banks
    and Credit Cos.)## ..     $          0    $          0       $      1,400     $  1,381,142      $      1,400   $  1,381,142
                                              ------------                        ------------                     ------------
 PANAMA
  Republic of Panama,
    4.5s, 2014 ..........     $          0    $          0       $        500     $    396,250      $        500   $    396,250
  Republic of Panama,
    10.75s, 2020 ........                0               0                340          330,820               340        330,820
  Republic of Panama,
    8.875s, 2027 ........                0               0                500          420,000               500        420,000
                                              ------------                        ------------                     ------------
                                              $          0                        $  1,147,070                     $  1,147,070
                                              ------------                        ------------                     ------------
 POLAND
  Netia Holdings BV,
    10.25s, 2007
    (Telecommunications).     $          0    $          0       $        400     $    300,000      $        400   $    300,000
                                              ------------                        ------------                     ------------

 QATAR
  State of Qatar, 9.75s,
    2030 ................     $          0    $          0       $        330     $    321,337      $        330   $    321,337
                                              ------------                        ------------                     ------------
 RUSSIA
  Russian Federation,
    8.25s, 2010 .........     $          0    $          0       $         24     $     15,675      $         24   $     15,675
  Russian Federation,
    2.5s, 2030## ........           28,809      10,731,352              1,251          465,830            30,060     11,197,182
                                              ------------                        ------------                     ------------
                                              $ 10,731,352                        $    481,505                     $ 11,212,857
                                              ------------                        ------------                     ------------
SOUTH KOREA
 Chohung Bank, 11.5s,
   2010 (Banks and
   Credit Cos.)## .......     $        250    $    239,063       $        300     $    286,875      $        550   $    525,938
 Hanvit Bank, 12.75s,
   2010 (Banks and
   Credit Cos.) .........                0               0                274          265,780               274        265,780
                                              ------------                        ------------                     ------------
                                              $    239,063                        $    552,655                     $    791,718
                                              ------------                        ------------                     ------------
SPAIN
 Kingdom of Spain, 7s,
   2005 .................     $          0    $          0       $      1,500     $  1,516,692      $      1,500   $  1,516,692
  Kingdom of Spain, 6s,
    2008 ...............       EUR       0               0        EUR    2,064       1,796,332       EUR    2,064     1,796,332
  Kingdom of Spain, 6s,
    2029 ...............                 0               0               1,076         929,362              1,076       929,362
                                              ------------                        ------------                     ------------
                                              $          0                        $  4,242,386                     $  4,242,386
                                              ------------                        ------------                     ------------
 SWEDEN
  Kingdom of Sweden, 6s,
    2005                       SEK       0    $          0        SEK   10,400    $  1,082,056       SEK   10,400  $  1,082,056
  Spintab AB, 6.8s, 2049                 0               0                           1,665,368                        1,665,368
                                              ------------                        ------------                     ------------
                                              $          0                        $  2,747,424                     $  2,747,424
                                              ------------                        ------------                     ------------
 UNITED KINGDOM
  Colt Telecom Group
    PLC, 8.875s, 2007
    (Telecommunications)       DEM     500    $    208,782        DEM       0     $         0        DEM     500   $    208,782
  Colt Telecom Group PLC,
    0s to 2001, 12s, 2006
    (Telecommunications)...   $      1,425       1,298,531       $          0                0      $      1,425      1,298,531
  Daiwa PB Ltd., 7.71s,
    2049 (Banks and
    Credit Cos.) ..........          6,000       4,980,000                  0                0             6,000      4,980,000
  Diamond Cable
    Communications Corp. ..
    PLC, 0s to 2000,
    11.75s, 2005
    (Telecommunications)...            250         237,500                  0                0               250        237,500
  Dolphin Telecom PLC,
    0s to 2004, 14s, 2009
    (Telecommunications)...          2,800         451,500                  0                0             2,800        451,500
  Halifax PLC, 6.443s,
    2012 (Banks and
    Credit Cos.) .......       GBP       0               0        GBP   1,700        2,422,550       GBP   1,700      2,422,550
  Jazztell PLC, 13.25s,
    2009
    (Telecommunications)       EUR       0               0        EUR     470          277,163       EUR     470        277,163
  Lloyds TSB Bank PLC,
    7.375s, 2004 (Banks
    and Credit Cos.) ...       GBP       0               0        GBP   1,500        2,239,350       GBP   1,500      2,239,350
  OTE PLC, 6.125s, 2007
    (Industrial)## .....       EUR   1,210       1,006,357        EUR     590          490,703       EUR   1,800      1,497,060

  Telewest
    Communications PLC,
    9.625s, 2006 (Cable
    Television)## .........   $      1,050    $    871,500       $          0     $          0      $      1,050   $    871,500
    United Kingdom
      Treasury,
      7s, 2002 ...........     GBP       0               0        GBP    1,341       1,981,380       GBP    1,341     1,981,380
  United Kingdom
    Treasury, 6.75s, 2004            1,204       1,819,985                  0                0             1,204      1,819,985
  Woolrich Building
    Society PLC, 6.463s,
    2012 (Banks and
    Credit Cos.) ..........              0               0              1,700        2,426,634             1,700      2,426,634
                                              ------------                        ------------                     ------------
                                              $ 10,874,155                        $  9,837,780                     $ 20,711,935
                                              ------------                        ------------                     ------------
URUGUAY
 Banco Central Del
   Uruguay, 6.75s, 2021 .     $      1,250    $  1,100,000       $          0     $          0      $      1,250   $  1,100,000
                                              ------------                        ------------                     ------------
   TOTAL FOREIGN BONDS ..                     $ 61,784,261                        $ 48,081,691                     $109,865,952
                                              ------------                        ------------                     ------------

    TOTAL BONDS
      (IDENTIFIED COST,
      $297,071,214,
      $98,001,989, AND
      $395,073,203,
      RESPECTIVELY) .....                     $272,023,215                        $ 93,096,715                     $365,119,930
                                              ------------                        ------------                     ------------
CONVERTIBLE BOND
  Colt Telecom Group PLC,
    2s, 2006
    (Telecommuncations) .     $      3,575    $  2,703,508       $          0     $          0      $      3,575   $  2,703,508
  Rite Aid Corp., 5.25s,
    2002 (Retail) .......            2,250         568,125                  0                0             2,250        568,125
  Silicon Graphics Inc.,
    5.25s, 2004
    (Computer Systems) ..            3,000       1,882,500                  0                0             3,000      1,882,500
  Telewest Finance, 6s,
    2005 (Finance) ......            2,000       1,387,500                  0                0             2,000      1,387,500
  Tenet Healthcare Corp.,
    6s, 2005 (Medical
    and Health
    Technology Services)             2,000       1,660,000                  0                0             2,000      1,660,000
                                              ------------                        ------------                     ------------

    TOTAL CONVERTIBLE
      BOND (IDENTIFIED
      COST, $10,668,926,
      $0, AND $10,668,926,
      RESPECTIVELY)                           $  8,201,633                        $          0                     $  8,201,633
                                              ------------                        ------------                     ------------

PORTFOLIO OF INVESTMENTS AND PRO FORMA COMBINED
PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
OCTOBER 31, 2000

PREFERRED STOCK
                            MFS STRATEGIC INCOME FUND          MFS GLOBAL GOVERNMENTS FUND             PRO FORMA COMBINED
                        ----------------------------------  ----------------------------------  --------------------------------
ISSUER                              SHARES           VALUE              SHARES           VALUE             SHARES          VALUE
--------------------------------------------------------------------------------------------------------------------------------
CONSUMER GOODS AND SERVICES
 Renaissance Cosmetics,
   Inc., 14s** ..........              809    $          0                  0     $          0               809   $          0
                                              ------------                        ------------                     ------------
MEDIA
 CSC Holdings, Inc.,
   11.125% (Media) ......           10,792    $  1,149,348                  0     $          0            10,792   $  1,149,348
 Primedia, Inc., 8.625s..            9,000         756,000                  0                0             9,000        756,000
                                              ------------                        ------------                     ------------
                                              $  1,905,348                        $          0                     $  1,905,348
                                              ------------                        ------------                     ------------

    TOTAL PREFERRED
      STOCK (IDENTIFIED
      COST, $2,249,893,
      $0, AND $2,249,893,
      RESPECTIVELY)                           $  1,905,348                        $          0                     $  1,905,348
                                              ------------                        ------------                     ------------
STOCKS
U.S. STOCKS
 BUILDING
  Atlantic Gulf
    Communities Corp.+*
    (IDENTIFIED COST, $0)              100    $          6                  0     $          0               100   $          6
                                              ------------                        ------------                     ------------
WARRANTS
  DTI Holdings, Inc. ....
    (Telecommunications)*            2,100    $         21                  0     $          0             2,100   $         21
  ICO, Inc. (Energy)* ...           62,500          38,125                  0                0            62,500         38,125
  Maxcom
    Telecomunicatione##*             1,400             175                  0                0             1,400            175
  Renaissance Cosmetics,
    Inc.* (Consumer
    Goods and Services)**              655               0                  0                0               655              0
                                              ------------                        ------------                     ------------

    TOTAL WARRANTS
      (IDENTIFIED COST,
      $54,797, $0, AND
      $54,797, REPECTIVELY)                   $     38,321                        $          0                     $     38,321
                                              ------------                        ------------                     ------------
CALL OPTIONS PURCHASED
                          PRINCIPAL AMOUNT                    PRINCIPAL AMOUNT                   PRINCIPAL AMOUNT
ISSUER/EXPIRATION MONTH/      OF CONTRACTS                        OF CONTRACTS                       OF CONTRACTS
STRIKE PRICE                 (000 OMITTED)                       (000 OMITTED)                      (000 OMITTED)
---------------------------------------------------------------------------------------------------------------------------------
Australian Dollars/
  November/0.605 .....         AUD   6,047    $          0        AUD       0     $          0       AUD    6,047  $          0
Canadian Dollars/
  November/1.51 ......         CAD       0               0        CAD   7,117           10,526       CAD    7,117        10,526
Canadian Dollars/
  December/1.61 .........                0               0              7,727            7,263              7,727         7,263
  Euro/November/0.9 ....       EUR  18,361               0        EUR       0                0       EUR   18,361             0
  Japanese Yen/January/
    130 ................       JPY  70,161               0        JPY       0                0       JPY   70,161             0
Japanese Yen/April/
  104.35 ................                0               0            492,775           94,120           492,775         94,120
Japanese Govt. Bonds/
  November/132.4 ........                0               0            700,000           70,257           700,000         70,257
                                              ------------                        ------------                     ------------

    TOTAL CALL OPTIONS
      PURCHASED
      (PREMIUMS PAID,
      $183,308,
      $277,239, AND
      $460,547,
      RESPECTIVELY) ....                      $          0                        $    182,166                     $    182,166
                                              ------------                        ------------                     ------------

PUT OPTIONS PURCHASED
                            MFS STRATEGIC INCOME FUND          MFS GLOBAL GOVERNMENTS FUND             PRO FORMA COMBINED
                        ----------------------------------  ----------------------------------  --------------------------------
                          PRINCIPAL AMOUNT                    PRINCIPAL AMOUNT                   PRINCIPAL AMOUNT
ISSUER/EXPIRATION MONTH/      OF CONTRACTS                        OF CONTRACTS                       OF CONTRACTS
STRIKE PRICE                 (000 OMITTED)           VALUE       (000 OMITTED)           VALUE      (000 OMITTED)          VALUE
---------------------------------------------------------------------------------------------------------------------------------
  Australian Dollars/
    November/0.605 .....       AUD       0    $          0        AUD    2,246    $          0       AUD    2,246  $           0
  Australian Dollars/
    November/0.57 ......                 0               0               2,903               0              2,903              0
  Euro/October/0.85 ....       EUR       0               0        EUR    4,008               0       EUR    4,008              0
  Euro/November/0.90 ...                 0               0               6,540               0              6,540              0
  Euro/November/0.915 ..                 0               0              18,240           4,724             18,240          4,724
  Euro/November/0.86 ...                 0               0               5,757          35,320              5,757         35,320
  Euro/December/0.86 ...                 0               0               5,757          72,627              5,757         72,627
  Hong Kong Dollars/
    October/7.7828 .....       HKD       0               0        HKD   18,293          12,970       HKD   18,293         12,970
  Japanese Yen/December/
    96.8                       JPY       0               0        JPY  457,336          25,611       JPY  457,336         25,611
  Japanese Yen/December/
    109.5                                0               0             516,658          36,166            516,658         36,166
  Japanese Yen/January/
    104.35                               0               0              34,156               0             34,156              0
  Japanese Yen/April/
    104.35 .............                 0               0             492,775         169,515            492,775        169,515
                                              ------------                        ------------                      ------------

    TOTAL PUT OPTIONS
      PURCHASED
      (PREMIUMS PAID,
      $0, $1,069,572,
      AND $1,069,572,
      RESPECTIVELY)                           $          0                        $    356,933                     $     356,933
                                              ------------                        ------------                      ------------
REPURCHASE AGREEMENT
                          PRINCIPAL AMOUNT                    PRINCIPAL AMOUNT                   PRINCIPAL AMOUNT
ISSUER                       (000 OMITTED)                       (000 OMITTED)                      (000 OMITTED)
-------------------------------------------------------------------------------------------------------------------------------
  Goldman Sachs, dated
    10/29/99, due 11/01/99,
    total to be received
    $7,565,383, $0 and
    $7,565,383, respectively
    (secured by various U.S.
    Treasury and Federal
    Agency obligations in a
    jointly traded account),
    AT COST ...............   $      7,564    $  7,564,000       $          0     $          0      $      7,564   $  7,564,000
                                              ------------                        ------------                     ------------
SHORT-TERM OBLIGATIONS
  Federal Home Loan
    Mortgage Corp., due
    11/01/00 ............     $          0    $          0       $      2,301     $  2,301,000      $      2,301   $  2,301,000
  Federal National
    Mortgage Assn., due
    11/02/00 ............                0               0              6,413        6,412,849             6,413      6,412,849
                                              ------------                        ------------                     ------------
    TOTAL SHORT-TERM
      OBLIGATIONS, AT
      AMORTIZED COST ....                     $          0                        $  8,713,849                     $  8,713,849
                                              ------------                        ------------                     ------------

TOTAL INVESTMENTS
      (IDENTIFIED COST,
      $317,792,138,
      $108,062,649, AND
      $425,854,787,
      RESPECTIVELY) ....                      $289,732,523                        $102,349,663                      $392,082,186
                                              ------------                        ------------                     ------------

CALL OPTIONS WRITTEN
                            MFS STRATEGIC INCOME FUND          MFS GLOBAL GOVERNMENTS FUND             PRO FORMA COMBINED
                        ----------------------------------  ----------------------------------  --------------------------------
                          PRINCIPAL AMOUNT                    PRINCIPAL AMOUNT                   PRINCIPAL AMOUNT
ISSUER/EXPIRATION MONTH/      OF CONTRACTS                        OF CONTRACTS                       OF CONTRACTS
STRIKE PRICE                 (000 OMITTED)           VALUE       (000 OMITTED)           VALUE      (000 OMITTED)          VALUE
--------------------------------------------------------------------------------------------------------------------------------
  Australian Dollars/
    May/0.56 ...........       AUD   4,637    $  (344,440)         AUD   1,976    $  (146,783)        AUD   6,613   $   (491,223)
  Australian Dollars/
    October/0.5                          0               0               3,486        (74,524)              3,486        (74,524)
  Australian Dollars/
    November/0.5304 ....                 0               0               2,701        (65,240)              2,701        (65,240)
  Euro/November/0.86 ...       EUR   8,570       (150,503)         EUR   3,228        (56,692)        EUR  11,798       (207,195)
  Japanese Yen/December/
    88 .................       JPY       0               0         JPY 415,760        (29,519)        JPY 415,760        (29,519)
                                              ------------                        ------------                      ------------

    TOTAL CALL OPTIONS
      WRITTEN (PREMIUMS
      RECEIVED,
      $140,212, $191,084
      AND $331,296,
      RESPECTIVELY) ....                      $  (494,943)                        $  (372,758)                      $   (867,701)
                                              ------------                        ------------                      ------------
PUT OPTIONS WRITTEN
  Euro/November/0.95 ...       EUR            $          0        EUR  25,251     $      (253)       EUR  25,251    $       (253)
  Japanese Yen/December/
    103 ................       JPY                       0        JPY 486,628          (2,433)       JPY 486,628          (2,433)
  Japanese Yen/December/
    112 ................                                 0            525,454         (11,097)           525,454         (11,097)
  Japnese Govt. Bonds ..                                 0            700,000          (9,945)           700,000          (9,945)
                                              ------------                        ------------                      ------------

    TOTAL PUT OPTIONS
      WRITTEN (PREMIUMS
      RECEIVED $0,
      $353,078, AND
      $353,078,
      RESPECTIVELY) ....                      $          0                        $   (23,728)                      $    (23,728)
                                              ------------                        ------------                      ------------
OTHER ASSETS,
  LESS LIABILITIES .....                      $  5,064,682                        $  1,760,247                      $  6,824,929
                                              ------------                        ------------                      ------------
NET ASSETS .............                      $294,302,262                        $103,713,424                      $398,015,686
                                              ============                        ============                      ============

 * Non income producing securities.
** In default.
 # SEC Rule 144A restriction.
 + Restricted Security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.

AUD  = Australian Dollars  DKK = Danish Krone          NZD = New Zealand Dollars
BRL  = Brazilian Real      EUR = Euro                  SEK = Swedish Kronor
CAD  = Canadian Dollars    GBP = British Pounds
CHF  = Swiss Franc         GRD = Greek Drachma
CLP  = Chilean Peso        HKD = Hong Kong Dollars
DEM  = Deutsche Marks      JPY = Japanese Yen

NOTES:
The Pro Forma Combined Portfolio of Investments reflects the proposed acquisition of the net assets of the MFS Global Governments Fund by the MFS Strategic Income Fund as though such acquisition had become effective October 31, 2000, and includes the portfolio securities of both entities as at that date.

INVESTMENT VALUATIONS -- Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, and forward contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short- term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates value. Futures contracts, options and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by the Trustees.

PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED) OCTOBER 31, 2000

                                                                   MFS GLOBAL
                                             MFS STRATEGIC        GOVERNMENTS          PRO FORMA
                                              INCOME FUND             FUND              COMBINED
                                           ------------------  ------------------  ------------------
ASSETS:
  Investments:
    Identified cost......................    $  310,228,138      $  108,062,649      $  418,290,787
    Unrealized depreciation..............       (28,059,615)         (5,712,986)        (33,772,601)
    Repurchase agreement, at value.......         7,564,000               --              7,564,000
                                             --------------      --------------      --------------
      Total investments, at value........    $  289,732,523      $  102,349,663      $  392,082,186
  Cash...................................         2,362,219               --              2,362,219
  Foreign currency, at value (identified
    cost, 125,231).......................             --                120,317             120,317
  Net receivable for forward foreign
    currency exchange
    contracts to sell....................         1,473,002             673,127           2,146,129
  Net payable for forward foreign
    currency exchange
    contracts closed or subject to master
    netting
    agreements...........................             --                344,123             344,123
  Receivable for fund shares sold........           749,828               4,886             754,714
  Receivable for investments sold........           311,388               --                311,388
  Interest receivable....................         5,987,538           1,830,993           7,818,531
  Other assets...........................             7,204               2,571               9,775
                                             --------------      --------------      --------------
      Total assets.......................    $  300,623,702      $  105,325,680      $  405,949,382
                                             --------------      --------------      --------------

LIABILITIES:
  Payable to custodian...................    $        --         $          549      $          549
  Payable for fund shares reacquired.....           719,240             128,939             848,179
  Payable for investments purchased......         2,357,396             410,948           2,768,344
  Net payable for forward foreign
    currency exchange contracts closed
    or subject to master netting
    agreements...........................         1,895,948               --              1,895,948
  Net receivable for forward foreign
    currency exchange contracts to
    purchase.............................           680,151             471,037           1,151,188
  Written options outstanding, at value
    (premiums received, $140,212,
    $544,162, and $684,374, respectively)           494,943             396,486             891,429
  Payable to affiliates -- Management fee             3,919               2,698               6,617
    Shareholder servicing agent fee......               829                 359               1,188
    Distribution and service fee.........             5,934              10,984              16,918
    Administrative fee...................               145                  50                 195
  Accrued expenses and other liabilities.           162,935             190,206             353,141
                                             --------------      --------------      --------------
      Total liabilities..................    $    6,321,440      $    1,612,256      $    7,933,696
                                             --------------      --------------      --------------
NET ASSETS...............................    $  294,302,262      $  103,713,424      $  398,015,686
                                             ==============      ==============      ==============

NET ASSETS CONSIST OF:
  Paid-in capital........................    $  346,421,196      $  134,207,890      $  480,629,086
    Unrealized depreciation on
      investments and translation of
      assets and liabilities in foreign
      currencies.........................       (29,550,641)         (5,078,706)        (34,629,347)
    Accumulated net realized loss on
      investments and foreign currency
      transactions.......................       (23,336,495)        (30,689,794)        (54,026,289)
    Accumulated undistributed net
      investment income..................           768,202           5,274,034           6,042,236
                                             --------------      --------------      --------------
      Total..............................    $  294,302,262      $  103,713,424      $  398,015,686
                                             --------------      --------------      --------------

SHARES OF BENEFICIAL INTEREST OUTSTANDING:
  Class A................................        16,754,239           7,819,551          27,482,517
  Class B................................        20,737,225           3,120,881          24,974,800
  Class C................................         5,762,498             302,705           6,175,884
  Class I................................         1,129,130             151,184           1,336,046
                                             --------------      --------------      --------------
      Total shares of beneficial interest
        outstanding......................        44,383,092          11,394,321          59,969,247
                                             ==============      ==============      ==============

NET ASSETS:
  Class A................................    $  111,790,577      $   71,517,813      $  183,308,390
  Class B................................       137,013,327          28,070,104         165,083,431
  Class C................................        37,955,972           2,743,105          40,699,077
  Class I................................         7,542,386           1,382,402           8,924,788
                                             --------------      --------------      --------------
      Total net assets...................    $  294,302,262      $  103,713,424      $  398,015,686
                                             ==============      ==============      ==============

CLASS A SHARES:
  Net asset value per share
    (net assets / shares of beneficial
    interest outstanding)................        $6.67               $9.15               $6.67
                                                 =====               =====               =====
  Offering price per share
    (100 / 95.25 of net asset value per
    share)...............................        $7.00               $9.61               $7.00
                                                 =====               =====               =====
CLASS B SHARES:
  Net asset value and offering price per
    share (net assets / shares of beneficial
    interest outstanding)................        $6.61               $8.99               $6.61
                                                 =====               =====               =====
CLASS C SHARES:
  Net asset value and offering price per
    share (net assets / shares of beneficial
    interest outstanding)................        $6.59               $9.06               $6.59
                                                 =====               =====               =====
CLASS I SHARES:
  Net asset value, offering price and
    redemption price per share
    (net assets / shares of beneficial
    interest outstanding)................        $6.68               $9.14               $6.68
                                                 =====               =====               =====

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B and Class C shares.

NOTES:
The Pro Forma Combined Portfolio of Investments reflects the proposed acquisition of the net assets of the MFS Global Governments Fund by the MFS Strategic Income Fund as though such acquisition had become effective October 31, 2000, and reflects the accounts of both entities as of such date.

The above statement reflects neither any adjustment with respect to additional distributions that may be made prior to the Reorganization nor any anticipated expense to be incurred in connection with the Reorganization.

The Pro Forma combined shares of each class' shares of beneficial interest outstanding represent those shares that would have been outstanding on October 31, 2000, had the acquisition taken place on such date. In exchange for the net assets of the MFS Global Governments Fund each class of shares of the MFS Strategic Income Fund would have been issued based upon the per-share net asset value as follows:

                                                            CLASS A          CLASS B          CLASS C            CLASS I
                                                            -------          -------          -------            -------
Net assets - MFS Global Governments Fund .............      $71,517,813      $28,070,104       $2,743,105       $1,382,402
Shares - MFS Strategic Income Fund ...................       10,728,278        4,237,575          413,386          206,916
Net asset value - MFS Strategic Income Fund ..........            $6.67            $6.61            $6.59            $6.68

PRO FORMA COMBINED STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE TWELVE MONTHS ENDED OCTOBER 31, 2000

                                                           MFS GLOBAL
                                   MFS STRATEGIC           GOVERNMENTS             PRO FORMA                PRO FORMA
                                    INCOME FUND                FUND                ADJUSTMENTS              COMBINED
                                   -------------           -------------          -------------           -------------
NET INVESTMENT INCOME:
      Interest income ........     $  27,207,894           $   8,101,731          $        --             $  35,309,625
      Dividend income ........           164,621                    --                     --                   164,621
                                   -------------           -------------          -------------           -------------
                                   $  27,372,515           $   8,101,731          $        --             $  35,474,246
                                   -------------           -------------          -------------           -------------

Expenses --

  Management fee .............     $   3,366,540           $     930,489          $ 510,766 (A)           $   4,807,795
  Trustees' compensation .....            41,501                  22,310                (22,310)(B)              41,501
  Shareholder servicing agent
    fee ......................           287,955                 127,113                   --                   415,068
  Distribution and service
  fee
  (Class A) ..................           363,206                 192,694                 84,099(C)              639,999
Distribution and service
  fee
  (Class B) ..................         1,426,680                 362,633                   --                 1,789,313
  Distribution and service
    fee
    (Class C) ................           389,586                  25,782                   --                   415,368
  Administrative fee .........            31,213                  17,393                   --                    48,606
  Custodian fee ..............           137,553                  78,431                 (6,225)(B)             209,759
  Printing ...................            56,698                  28,285                 (5,983)(B)              79,000
  Postage ....................            32,500                  27,535                (10,035)(B)              50,000
  Auditing fees ..............            37,987                  34,997                (34,997)(B)              37,987
  Legal fees .................             4,429                   1,150                 (1,150)(B)               4,429
  Interest expense ...........             1,726                    --                     --                     1,726
  Miscellaneous ..............           217,411                 177,791               (145,078)(B)             250,124
                                   -------------           -------------          -------------           -------------
    Total expenses ...........     $   6,394,985           $   2,026,603          $     369,087           $   8,790,675
  Fees paid indirectly .......           (55,277)                (36,803)                  --                   (92,080)
  Reduction of expenses by
    investment adviser and
    distributor ..............        (2,563,414)                   --                 (992,305)(D)          (3,555,719)
                                   -------------           -------------          -------------           -------------
    Net expenses .............     $   3,776,294           $   1,989,800          $    (623,218)          $   5,142,876
                                   -------------           -------------          -------------           -------------
      Net investment income ..     $  23,596,221           $   6,111,931          $     623,218           $  30,331,370
                                   -------------           -------------          -------------           -------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain (loss)
   (identified cost basis) --
    Investment transactions ..     $ (10,023,132)          $ (11,481,680)         $        --             $ (21,504,812)
    Written option transactions        1,048,765              (1,803,018)                  --                  (754,253)
    Foreign currency
      transactions ...........        (1,669,989)              1,696,609                   --                    26,620
    Swap transactions ........              --                    19,186                   --                    19,186
                                   -------------           -------------          -------------           -------------
      Net realized loss on
        investments ..........     $ (10,644,356)          $ (11,568,903)         $        --             $ (22,213,259)
                                   -------------           -------------          -------------           -------------
Change in unrealized
  appreciation
  (depreciation) --
  Investments ................     $ (11,594,481)          $     195,304          $        --             $ (11,399,177)
  Written options ............            52,564                 147,676                   --                   200,240
  Futures contracts ..........              --                   196,936                   --                   196,936
  Swap contracts .............              --                    91,429                   --                    91,429
  Translation of assets and
    liabilities in foreign
    currencies ...............        (3,028,998)                 98,318                   --                (2,930,680)
                                   -------------           -------------          -------------           -------------
    Net unrealized loss on
      investments ............     $ (14,570,915)          $     729,663          $        --             $ (13,841,252)
                                   -------------           -------------          -------------           -------------
      Net realized and
        unrealized
        loss on investments ..     $ (25,215,271)          $ (10,839,240)         $        --             $ (36,054,511)
                                   -------------           -------------          -------------           -------------
        Decrease in net
          assets from
          operations .........     $  (1,619,050)          $  (4,727,309)         $     623,218           $  (5,723,141)
                                   =============           =============          =============           =============

PRO FORMA ADJUSTMENTS:
(A) The investment advisory fee is 0.50% of daily net assets and 7.14% of investment income for the MFS Strategic Income Fund. MFS has agreed to reduce its management fee to 0.50% of the Fund's average daily net assets of the MFS Strategic Income Fund. The investment advisory fee is 0.75% of the Fund's average daily net assets for the MFS Global Governments Fund. The MFS Global Governments Fund assets would have been charged at the rate applicable to the MFS Strategic Income Fund.
(B) Expenditure reduced as the result of the elimination of duplicative functions.
(C) The Class A service fees are 0.25% of average net assets for the MFS Strategic Income Fund and MFS Global Governments Fund. A distribution fee of 0.10% of average net assets is currently not being imposed on MFS Global Governments Fund. This fee is currently imposed on MFS Strategic Income Fund. The MFS Global Governments Fund assets would have been charged at the rate applicable to the MFS Strategic Income Fund.
(D) Reduction of expense was the result of a waiver of management fee and other expenses on MFS Strategic Income Fund. MFS has contractually agreed to bear the MFS Strategic Income Fund's expenses, such that "other expenses" do not exceed 0.08% annually. These contractual fee arrangements will remain in effect until at least March 1, 2002, absent an earlier change approved by the Board of Trustees of MFS Series Trust VIII, of which MFS Strategic Income Fund is a series.

NOTES:
The Pro Forma Combined Statement of Operations reflects the proposed acquisition of the assets of the MFS Global Governments Fund by the MFS Strategic Income Fund as though such acquisition had become effective November 1, 1999, and reflects the accounts of both entities for the twelve months ended October 31, 2000.

The above statement reflects neither any adjustment with respect to additional distributions that may be made prior to the reorganization nor any anticipated reorganization expenses.